                                                                    Exhibit 10.1

                                                               Execution Version

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                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                                TEKSYSTEMS, INC.
                               ALLEGIS GROUP, INC.
                       TEKSYSTEMS EF&I SOLUTIONS, LLC AND
                        ALLEGIS GROUP CANADA CORPORATION

                                       AND

                             COMPUTER HORIZONS CORP.
                        GBS HOLDINGS PRIVATE LIMITED AND
                          CHC HEALTHCARE SOLUTIONS, LLC

                          dated as of November 7, 2006

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                                              i

                                         (continued)

                                             ii

                                         (continued)

                                            iii

                                         (continued)

EXHIBITS:

         A.................. Form of Bill of Sale
         B.................. Form of Stock Power
         C.................. Form of Assumption Agreement
         D.................. Form of Transition Services Agreement
         E.................. Form of Non-Compete
         F.................. Form of License Agreement
         G.................. Form of Certificate of Non-U.S. Real Property Interest
         H.................. Form of Seller's Counsel's Opinion
         I.................. Letter to Investissement Quebec
         J.................. Form of Purchaser's Counsel's Opinion
         K.................. Form of Solvency Certificate

SCHEDULES:

         1.1(a)............ Reserve Calculation Methodology
         1.1(b)............ Seller's Knowledge
         2.1(b)(iii) ...... Tangible Personal Property
         2.2(g)............ Excluded Contracts
         2.2(j)............ Excluded Assets
         2.4(d)............ Excluded Liabilities
         5.1(b)............ Seller Subs
         5.1(c)............ Foreign Qualifications
         5.3(a)............ No Conflict
         5.3(b)............ Approvals
         5.4(c)............ Financial Statements
         5.4(g)............ Bank Accounts
         5.5(a)............ Absence of Changes
         5.5(b)............ Absence of Changes
         5.6(b)............ Permits
         5.9............... Exceptions to Real Property
         5.10.............. Insurance

                                             iv

                                         (continued)

                                                                                        PAGE

         5.11(a)  ......... Patents, Trademarks and Copyrights
         5.11(b)........... Inbound License Agreements
         5.11(c)........... Outbound License Agreements
         5.11(d)........... Owned Software
         5.11(e)........... Owned Technical Identifiers
         5.11(o)........... Maintenance and Support Obligations
         5.12.............. Legal Proceedings
         5.13(a)........... Material Contracts
         5.13(b)........... Exceptions to Material Contracts
         5.14(a)........... Business Personnel
         5.14(b)........... Labor & Employment Matters
         5.15(a)........... Employee Benefit Plans
         5.15(f)........... Agreements Causing Acceleration
         5.16.............. Guarantees
         5.18.............. Tax Matters
         5.18(g)........... Canadian Tax Assessment / Reassessment Notices
         5.19(a)........... Customer Relations
         5.19(c)........... Warranties
         5.20.............. Seller's Brokers
         5.21.............. Related Party Transactions; No Improper Payments or Influence
         8.1(f)............ Approvals to be Delivered
         8.1(m)............ Client Consents
         8.2(e)............ Seller's Approvals to be Delivered

                                             v

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE  AGREEMENT  (this  "AGREEMENT") is made and entered into  as of  November  7,  2006  by  and  among  TEKSYSTEMS,  INC.,  a  Maryland corporation  ("PURCHASER"),  TEKSYSTEMS EF&I SOLUTIONS,  LLC, a Maryland limited liability company  ("TEFIS"),  ALLEGIS GROUP CANADA  CORPORATION,  a Nova Scotia
unlimited liability  corporation  ("AGCC"),  COMPUTER HORIZONS CORP., a New York corporation  ("SELLER"),  GBS HOLDINGS PRIVATE LIMITED, a corporation  organized under the laws of Mauritius ("GBS"), CHC HEALTHCARE  SOLUTIONS,  LLC, a Maryland
limited liability  company  ("HEALTHCARE SUB" and, together with Seller and GBS, the "SELLER PARTIES"), and, solely for purposes of Section 11.14, Allegis Group,
Inc., a Maryland corporation (the "SPONSOR").  Purchaser,  TEFIS, AGCC, Sponsor,
GBS,  Healthcare Sub and Seller are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

         WHEREAS,  through the Seller's  Commercial  Services Business Unit, the
Seller  Entities  (as defined  herein) are and have been engaged in the business
(the "Business") of (1) providing skilled  information  technology  personnel to
clients  on  a  temporary  basis,  including  support  personnel,   programmers,
architects  and  project  managers  and (2)  providing  clients  with a range of technical  knowledge  and  solutions,  focusing on  application  management  and support, application development and software quality management; and

         WHEREAS,  the Seller  Parties  desire to sell and assign to  Purchaser,
TEFIS and AGCC, and Purchaser, TEFIS and AGCC desire to purchase and assume from the Seller Parties,  substantially all of the assets of the Business (other than the Excluded Assets (as defined herein)) and the Assumed Liabilities (as defined herein) on the terms and subject to the conditions set forth in this Agreement.

         NOW,  THEREFORE,  in consideration of the mutual  agreements  contained herein, the parties hereto agree as follows:

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ARTICLE I.        DEFINITIONS; INTERPRETATION
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1.1      DEFINITIONS.

         The terms  defined in this Section 1.1 shall,  for all purposes of this
Agreement, have the meanings herein specified:

         "ACQUISITION  AGREEMENTS"  means,  interchangeably  and collectively as context requires, this Agreement,  the Non-Compete,  the License Agreement,  the
Transfer  Documents,  the  Transition  Services  Agreement  and  the  Assumption
Agreement.

         "ACTION"  means any  action,  claim,  proceeding,  arbitration  or suit
(whether civil, criminal,  administrative or judicial),  or any appeal therefrom
(including  any  claim,   audit,   litigation,   administrative   proceeding  or
arbitration  against  any  Person  involving  any matter  related to  employment including, but not limited to, claims of discrimination, claims of unpaid wages, claims  of  wrongful  discharge,  claims  of unfair  labor  practices,  workers'
compensation claims, and claims related to occupational safety and health law).

         "AFFILIATE"  has the  meaning  given to that term in Rule 405 under the
Securities Act, and includes any Subsidiary.

         "ALTERNATIVE   TRANSACTION"   means   (other   than  the   transactions
contemplated by this  Agreement) a transaction  involving the acquisition of all or a  substantial  portion of the Assets  (but not a material  portion of any of
Seller's other assets) whether through asset purchase, merger,  consolidation or other business combination.

         "APPROVAL"  means  any  approval,   authorization,   consent,  license,
franchise,  order,  registration,  permit or other confirmation of or by, filing with, or notice to, a Person.

         "ARM'S LENGTH" has the meaning set out in the ITA.

         "BENCHMARK  NET WORKING  CAPITAL"  means  Twenty-Five  Million  Dollars
($25,000,000).

         "BUSINESS  DAY"  means any day  except  Saturday,  Sunday or any day on which banks are authorized or required by Law to close in New York, New York.

         "BUSINESS PERSONNEL" means, interchangeably and collectively as context requires,  Employees and individuals engaged as independent contractors (whether engaged on an individual basis or through another Person) in connection with the
Business.

         "CANADA  INTERCOMPANY  NOTE" means a promissory note dated December 23,
1998  from  Canada  Sub to  Seller  in the  amount  (as of the date  hereof)  of
CAN$22,133,580.

         "CANADA BENEFIT PLANS" means Canada Plans that are not Pension Plans.

         "CANADA  PLANS"  means Plans for which  Canada Sub or an  Affiliate  of
Canada Sub (which  Affiliate is incorporated or organized in Canada) is the Plan
Sponsor.

         "CANADA  SUB"  means  Computer  Horizons  (Canada)  Corp.,  an  Ontario corporation.

         "CERCLA" means the Comprehensive  Environmental Response,  Compensation
and Liability Act, as amended, 42 U.S.C. ss.ss. 9601 ET SEQ.

         "CIT" means CIT Group/Business Credit, Inc.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "CONTRACT"  means any written or oral agreement,  lease  (including all
real  and  personal  property  leases),   mortgage,  policy,  plan,  instrument,
contract,  note,  power  of  attorney,   insurance  policy  covenant,   guaranty
arrangement, escrow account, commitment or other instrument.

         "CONTROLLED  GROUP BENEFIT PLAN" means "employee benefit plan", as such term is defined in Section 3(3) of ERISA, that provides  welfare,  retirement or deferred  compensation  benefits,  and each other employment,  bonus,  incentive compensation,  severance,  salary  continuation,  change of control,  retention, stock option, other equity based performance, vacation, sick leave, holiday pay, fringe benefit,  reimbursement program, incentive,  insurance, welfare, or other

                                      -2-

employee benefit plan,  program,  agreement or policy that provides  benefits or compensation and that is maintained by any Seller Entity or any ERISA Affiliate, or to which  any  Seller  Entity  or any ERISA  Affiliate  contributes,  has any obligation to contribute, or is a party.

         "COPYRIGHTS"  means all  copyrights,  the content  contained  on or the
"look and feel" of any World Wide Web site,  all mask works,  registrations  and applications  for  any  of  the  foregoing,  and  the  right  to  sue  for  past infringement for any of the foregoing.

         "DAMAGES" means any damages,  Liabilities,  losses,  fines,  penalties, judgments, awards, costs or expenses (including, without limitation,  reasonable attorneys' fees or any other reasonable  out-of-pocket expenses) arising from or incurred in connection with any Action.

         "DOLLARS" and "$" shall mean United States Dollars.

         "ELIGIBLE  EMPLOYEE"  means an employee of Canada Sub who (i) holds, in the course of  carrying  out the  Eligible  Contract,  a full-time  job,  with a minimum of 26 hours of work a week, for a stipulated  minimum of 40 weeks,  (ii)
spends at least seventy-five percent (75%) of his or her time and duties devoted to carrying out,  supervising or directly  supporting  activities carried out in the course of the Eligible  Contract,  and (iii) is not a shareholder  of Canada
Sub.

         "ELIGIBLE  CONTRACT" means the Master Consulting  Agreement dated as of
January 3, 2005 between Seller and Canada Sub, which Master Consulting Agreement has been  approved  by  Investissement  Quebec as the  "eligible  contract"  for purposes of Canada Sub's  participation in the refundable tax credit program for
Major Employment-Generating Projects offered by Investissement Quebec.

         "EMPLOYEE"  means  any  employee  of any  Seller  Entity  or any  ERISA
Affiliate  employed  or  formerly  employed  in the  operation  of the  Business
(including  those who are  actively  employed or on leave,  disability  or other absence from employment, and including officers).

         "ENVIRONMENTAL  LAWS" means all Laws relating to the  protection of the environment,  safety or health;  the conservation,  management,  or use of soil, land surface,  subsurface strata, wildlife,  plants, surface water, groundwater, ambient  air,  and other  natural  resources;  or the  management,  manufacture,
processing,   distribution,  emission,  discharge,  possession,  presence,  use, generation,  transportation,  treatment,  storage, disposal, Release, threatened
Release,  abatement,  removal,  remediation  or handling  of, or exposure to any
Hazardous  Substances  including CERCLA, the Resource  Conservation and Recovery
Act, 42 U.S.C. ss.ss. 690 ET SEQ., the Clean Water Act, 33 U.S.C. ss.ss. 1251 ET
SEQ., the Clean Air Act, 42 U.S.C.  ss.ss. 7401 ET SEQ. and the Toxic Substances
Control Act, 15 U.S.C. ss.ss. 2601 ET SEQ., each as amended and any "transaction triggered" or "responsible property transfer" statute or similar requirement.

         "ENVIRONMENTAL  PERMITS" means any federal,  state, provincial or local permit, license,  registration,  consent,  order,  administrative consent order, certificate,  approval or other authorization necessary for the operation of the
Business  or use of any owned Real  Property  or Leased  Property  as  currently operated or used.

         "ERISA" means the United States Employee Retirement Income Security Act
of 1974, as amended, and the rules and regulations promulgated thereunder.

                                      -3-

         "ERISA  AFFILIATE"  means any other trade or  business,  whether or not incorporated,  which, together with any Seller Entity, is or would be treated as a single employer under Section 4001(b) of ERISA  (excluding any such subsidiary or trade or business  only  employing  persons with no U.S.  source  income,  as defined in Section 862 of the Code).

         "ETA" means the Canadian Excise Tax Act, as amended.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "EXCLUDED  SUBS" means,  interchangeably  and  collectively  as context requires, GBS, Healthcare Sub, Horizon Enterprises,  Inc., Horizon Technologies,
Inc., Computer Horizons  E-Solutions (Europe) Ltd., GBTS America LLC, Integrated
Computer  Management,  Inc., CG Computer  Services  Corp.,  CHC/Prince Co., Inc.
(f/k/a Princeton  Softech,  Inc.),  Computer Horizons Web Development  Corp., eB
Networks,  Inc., eB Networks,  LLC, G. Triad Development Corp.,  Millenium Users
Group,  Inc.,  Spargo  Holdings,  Inc.,  Spargo  Holdings II, Inc. and Strategic
Outsourcing Services, Inc.

         "FACILITIES"  means the real property  leased by (i) Canada Sub at 2700
Matheson  Boulevard East, 4th Floor,  Mississauga,  Ontario,  (ii) Canada Sub at
1500 University  Avenue,  Montreal,  Quebec, and (iii) India Sub at SAI Business
Point, No. 17, Mount Road, Chennai, India.

         "FACILITY  LEASES"  means the  leases or leave and  license  agreements pursuant to which Canada Sub or India Sub, as applicable, leases the Facilities.

         "GAAP" means United States generally accepted accounting  principles as in effect on the applicable date, consistently applied.

         "GBTSA, INC." means GBTS America, Inc., a Delaware corporation.

         "GOVERNMENTAL  AUTHORITY" means any federal,  state or local or foreign government or any court,  administrative,  arbitrative  or regulatory  agency or commission or other governmental authority or agency, domestic or foreign.

         "HAZARDOUS  SUBSTANCES"  means  any  substance,   chemical,   compound,
product,  solid,  gas,  liquid,  waste,  byproduct,  pollutant,  contaminant  or material  that (a) is defined,  listed,  identified or regulated as a "hazardous
waste,"   "hazardous   material"   or   "hazardous   substance",    "pollutant,"
"contaminant,"  "toxic  substance"  or words of similar  meaning and  regulatory effect under  CERCLA,  the Resource  Conservation  and Recovery Act or any other
Environmental Law (including  petroleum,  petroleum derivatives and products and fractions thereof) and (b) requires investigation,  removal or remediation under
Environmental Law.

         "INACTIVE  CONTRACT"  means a Contract  to which any Seller  Party is a party and under which there are no unperformed duties of, and no rights accruing to, such Seller Party as of the Closing Date.

                                      -4-

         "INBOUND  LICENSE  AGREEMENT" means any License  Agreement  pursuant to which any Seller Entity is granted any rights in any Intellectual Property.

         "INDEMNIFIED   PARTY"  means  any  party  entitled  to  indemnification
pursuant to Article IX.

         "INDEMNIFYING   PARTY"  means  any  party   required  to  indemnify  an
Indemnified Party pursuant to Article IX.

         "INDIA  INTERCOMPANY  PAYABLE" means the  collective  net  intercompany payables from GBS, India Sub and GBTSA, Inc. to Seller appearing on the books of
GBS,  India Sub and GBTSA,  Inc.,  which net amount is  $319,000  as of the date hereof.

         "INDIA  PLANS" means Plans for which India Sub or an Affiliate of India
Sub is the Plan Sponsor.

         "INDIA SUB" means Global Business  Technology Services Private Limited, a corporation organized under the laws of India.

         "INDIA TAX ACT" means the Indian Income-Tax Act of 1961, as amended.

         "INTELLECTUAL  PROPERTY"  means,  interchangeably  and  collectively as context requires,  the following:  (a) Copyrights;  (b) Patents; (c) Trademarks;
(d) Trade  Secrets;  (e) rights of publicity and privacy  relating to the use of the names,  likenesses,  voices,  signatures  and  biographical  information  of natural  Persons;  (f) all rights with  respect to  Software,  to the extent not otherwise embodied in the foregoing clauses (a)-(e); (g) all rights with respect to Technical Identifiers,  to the extent not otherwise embodied in the foregoing clauses  (a)-(e);  and (h) all moral rights and/or rights of attribution  and/or integrity in any of the foregoing.

         "ITA" means the Canadian Income Tax Act, as amended.

         "LAWS"  means all  applicable  federal,  state,  local or foreign  laws
(including  common  law),  codes,  statutes,   ordinances,   orders,  judgments,
arbitration   awards,   decrees,   administrative  or  judicial   promulgations,
injunctions,    determinations,    approvals,   rules,   regulations,   permits,
certificates,   licenses  and   authorizations  of,  and  agreements  with,  all
Governmental  Authorities with jurisdiction  having the force of law and binding on or  affecting  the Person  referred  to in the  context in which such word is used, including all Environmental Laws.

         "LIABILITY" means any debt,  liability,  loss, commitment or obligation of any kind,  character or nature  whatsoever,  secured or  unsecured,  accrued, fixed, absolute, contingent or otherwise, and whether due or to become due.

         "LICENSE AGREEMENT" means any agreement (including, without limitation,
any  outstanding   decrees,   orders,   judgments,   settlement   agreements  or
stipulations)  pursuant  to  which  a  Person  is  granted  any  rights  in  any
Intellectual  Property,  including any right to distribute,  promote,  market or sell any Intellectual Property.

         "LICENSED  INTELLECTUAL  PROPERTY" means Intellectual Property in which any  Seller  Entity  is  granted  any  rights  pursuant  to an  Inbound  License
Agreement.

                                      -5-

         "LIENS"  means  all  mortgages,  hypothecs,  liens,  pledges,  security interests,  charges, claims,  restrictions,  leases, possessory rights, options, rights of first refusal, covenants,  easements, title and survey matters and any other encumbrance of any kind or character.

         "LEASED  REAL  PROPERTY"  means any and all real  property in which any
Seller Entity has any leasehold interest.

         "MATERIAL  ADVERSE  EFFECT"  means with respect to a Party other than a
Seller  Entity,  any event,  change or effect that has occurred that (when taken together with all other events, changes or effects that have occurred) is likely to prevent or materially  delay the  performance of a Party under this Agreement or the transactions contemplated hereby.

         "MEDICAL LEAVE" means,  in respect of any Business  Personnel of Canada
Sub,  any  leave  of  absence  from  active   employment  for  medical  reasons,
statutorily authorized or otherwise, including sick leave, short term disability leave,  long term  disability  leave and workplace  safety and insurance  leave, worker's compensation leave or health and safety leave.

         "NET WORKING CAPITAL" means the following Assets and Liabilities of the
Business  transferred to the Purchaser Entities pursuant to SECTIONS 2.1 and 2.3 below,  determined as of the Closing Date in accordance with GAAP (except to the extent item (c)(iii) below and the reserve calculation  methodology set forth on
SCHEDULE 1.1(A) deviates from GAAP, if at all) and the  requirements of SCHEDULE
1.1(A) and SECTION 3.2:

         (a) the accounts receivable,  less a reserve for uncollectible accounts calculated in accordance with the methodology set forth on SCHEDULE 1.1(A);

         (b) PLUS the other current assets (but in no event shall the Quebec Tax
Receivable be included in other current assets);

         (c) LESS the sum of:

                  (i) the accounts payable;

                  (ii) the accrued payroll expenses; and

                  (iii) the other accrued expenses.

         "NYBCL" means the New York Business  Corporation  Law as in effect from time to time.

         "ORDINARY COURSE" means the ordinary course of the Business, consistent with past practice in nature, scope and magnitude;  provided,  the definition of
"Ordinary Course" excludes any and all actions requiring any approval or consent of the Seller  Board,  any committee of the Seller Board,  the  shareholders  of
Seller,  or the  board of  directors  (or any  committee  thereof),  manager(s), shareholders,  members or partners of any  Affiliate of Seller  (including,  for avoidance of doubt, any of the Seller Subs).

                                      -6-

         "ORGANIZATIONAL DOCUMENTS" means (a) with respect to a corporation, the corporation's  articles or certificate of incorporation and by-laws; or (b) with respect to a limited liability company, the limited liability company's articles or certificate of  organization or formation and operating  agreement;  (c) with respect to a partnership,  the  partnership's  certificate  of  partnership  and partnership  agreement;  (d) with respect to a trust, the trust's certificate or declaration of trust and other  governing  instruments;  (e) with respect to any other form of entity, the documents that are reasonably similar to the documents described in the preceding  clauses (a) through (d); and (f) all  amendments and supplements to any of the foregoing.

         "OTHER CANADIAN LEASES" means any and all leases under which Canada Sub leases real  property  other than the Lease  dated  September  27, 2002  between
Ivanhoe Cambridge Inc., 9084-4069 Quebec Inc. and Canada Sub relating to at 1500
University Avenue, Montreal, Quebec.

         "OUTBOUND LICENSE  AGREEMENT" means any License  Agreement  pursuant to which any Seller Entity grants any rights in any Owned Intellectual  Property to any other Person.

         "OWNED INTELLECTUAL  PROPERTY" means Intellectual Property owned by any
Seller Entity.

         "OWNED  TECHNICAL  IDENTIFIER"  means a Technical  Identifier owned by, allocated  to (in  the  case  of  ranges  of  internet  protocol  addresses  and individual  internet  protocol  addresses),  or issued to (in the case of secure socket layer  certificates  and Software code signing  certificates)  any Seller
Entity.

         "OWNED  SOFTWARE"  means  Software  included in the Owned  Intellectual
Property.

         "PATENTS"   means  all  patents,   industrial   designs  and  invention
disclosures,  including any continuations,  divisionals,  continuations-in-part, renewals,  reissues and applications for any of the foregoing,  and the right to sue for past infringement thereof.

         "PENSION PLANS" means those Canada Plans that provide pension  benefits for the benefit of current or former Business Personnel of Canada Sub, and their respective beneficiaries.

         "PERMITS"  means  all  notifications,   licenses,   permits  (including
environmental,  construction and operation  permits),  governmental  franchises,
registrations,    certificates,    approvals,    exemptions,    classifications,
registrations and other similar documents,  rights and authorizations  issued by any Governmental  Authority,  including Environmental Permits, but not including any Patents, Copyrights and Trademarks.

         "PERMITTED   LIENS"  means:   (a)  liens  imposed  by  Law  for  Taxes,
assessments or charges or claims by  Governmental  Authorities  that are not yet due or are being  properly  contested,  which contest  tolls  collection of such taxes and the lien thereof and provided that reasonably  acceptable reserves are being  maintained;  (b) carriers',  warehousemen's,  mechanics',  materialmen's, repairmen's, landlords' and other like liens imposed by Law or contract, arising in the Ordinary  Course and securing  obligations  that are not due and payable;
(c) solely with respect to personal  property,  pledges and deposits made in the
Ordinary Course in compliance with workers' compensation, unemployment insurance and other social  security Laws or  regulations;  and (d) solely with respect to personal property,  deposits to secure the performance of bids, trade contracts, leases,  statutory obligations,  surety, indemnity and appeal bonds, performance

                                      -7-

and  return-of-money and fiduciary bonds and other obligations of a like nature, in each case in the Ordinary Course.

         "PERSON" means an individual, a sole proprietorship,  a partnership,  a corporation,  an association,  an institution,  a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization,  or a Governmental Authority or any other legal entity.

         "POTENTIAL  ACQUIRER"  means the  person  making an  inquiry,  offer or proposal with respect to an Alternative Transaction or a Total Company Sale.

         "PROPOSED TOTAL COMPANY SALE" means, collectively, (a) the transactions to be consummated under this Agreement,  and (b) the transactions that Seller is separately and  contemporaneously  negotiating for the sale of Seller's business units other than Seller's Commercial Services Business Unit.

         "PURCHASER ENTITIES" means, collectively, Purchaser, Sponsor, TEFIS and
AGCC.

         "QUEBEC SALES TAX ACT" means an Act Respecting the Quebec Sales Tax.

         "QUEBEC TAX  RECEIVABLE"  means the  refundable  tax credit  payable by
Revenu Quebec to Canada Sub with respect to the  E-Commerce  tax credit  program for tax years 2005 and 2006.

         "RELEASE"  shall have the  meaning  assigned  thereto  in  CERCLA,  the
Resource  Conservation  and Recovery  Act,  the Federal  Clear Water Act, or any
other Environmental Law defining such term.

         "REMEDIAL ACTION" means all actions required by Governmental  Authority pursuant to Environmental Law or otherwise taken as necessary to comply with any
Environmental  Law to (i) clean up, remove,  treat or in any other way remediate any  Hazardous  Substances;  (ii) prevent the Release or  threatened  Release of
Hazardous  Substances  so that they do not  migrate or  endanger  or threaten to endanger  public health or welfare or the  environment;  (iii) perform  studies, investigations  or monitoring in respect of any such matter; or (iv) comply with any Environmental Law.

         "REPRESENTATIVES"  means with respect to any Person,  its stockholders, employees,  officers,  directors,  investment bankers,  accountants,  attorneys, agents, representatives or Affiliates.

         "SECURITIES  ACT" means the United  States  Securities  Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "SELLER BOARD" means the board of directors of Seller.

         "SELLER  ENTITIES" means,  interchangeably  and collectively as context requires, Seller, each of the Seller Subs, and each of the Excluded Subs.

         "SELLER MATERIAL ADVERSE EFFECT" means a material adverse effect on the business,  financial  condition or results of  operations of the Business or the

                                      -8-

ability for any Seller Party to consummate the transactions contemplated by this
Agreement,  except in each case for any such effects resulting from, arising out of, or relating to (a) the taking of any action or  incurring  of any expense in connection with this Agreement or the transactions  contemplated hereby, (b) any change  in or  interpretations  of GAAP,  (c) any  change in  interest  rates or general economic  conditions in the industries or markets in which Seller or any of its subsidiaries  operates or affecting United States or foreign economies in general  or the  United  States or  foreign  financial,  banking  or  securities markets, (d) any action taken by Purchaser or any of its Affiliates,  or (e) any natural  disaster or act of God. Seller Material Adverse Effect does not include any changes, events,  conditions, or effects relating solely to Purchaser or its subsidiaries'  or  Affiliates'  financial  condition,  results of  operations or business.

         "SELLER'S  KNOWLEDGE"  (and any  similar  phrase)  shall  mean the best knowledge,  after reasonable  inquiry, of the Persons named in and acting in the capacities described on SCHEDULE 1.1(B) or any of his or her direct reports.

         "SOFTWARE"  means  all  (a)  computer   programs,   including  software
implementations of algorithms, models and methodologies,  whether in source code or object code form; (b) libraries, functions,  subroutines,  development tools, interfaces,  displays  and other work  product  or tools  used to design,  plan, organize,  develop, implement or operate any computer program; (c) databases and compilations,  including  data and  collections  of data,  in any form or format whatsoever,  and (d) documentation,  including user manuals, training materials, design documents and flowcharts relating to any of the foregoing.

         "SOLVENT" means,  when used with respect to any person or entity,  that at the time of  determination  it is then able and expects to be able to pay its debts as they mature and it has capital  sufficient  to carry on its business as conducted as proposed to be conducted.

         "SOURCE CODE" means the source code for (a) Owned  Software  and/or (b)
Software included in the Licensed Intellectual Property.

         "SUBSIDIARY"  has  the  meaning  given  to that  term  in Rule  1-02 of
Regulation SX under the Securities Act.

         "SUPERIOR ALTERNATIVE  TRANSACTION" means an Alternative Transaction on terms that the Seller Board determines,  in good faith, based upon consultations with its outside legal counsel and its financial  advisor,  that if consummated, is more favorable to Seller's shareholders than the transactions contemplated by this Agreement.

         "TAX" or  "TAXES"  means  any or all  federal,  state,  county,  local, foreign and other taxes,  governmental  assessments,  levies,  charges, fees and duties of any kind whatsoever,  including income taxes, profit taxes,  franchise taxes,  capital taxes, use taxes, gross receipts taxes, sales taxes, value added taxes, goods and services taxes, occupation taxes, real property taxes, transfer taxes, excise taxes,  personal property taxes, ad valorem taxes, payroll related taxes,  employment taxes, social security taxes, license fees, import and export duties,  and any estimated  withholding,  or minimum taxes with respect thereto, together with any related penalties, fines, additions to tax or interest.

                                      -9-

         "TECHNICAL  IDENTIFIERS" means (a) internet domain names; (b) ranges of internet  protocol  addresses  and, to the extent not  included in such  ranges, individual  internet  protocol  addresses,  but not including any such addresses within the three blocks reserved by the Internet  Assigned Numbers Authority for private  internets (i.e.,  10.0.0.0/8,  172.16.0.0/12 and  192.168.0.0/15);  (c)
secure socket layer certificates;  (d) Software code signing  certificates;  and
(e) telephone numbers and telephone directory listings.

         "THIRD PARTY SOFTWARE" means Software not owned by any Seller Entity.

         "TOTAL  COMPANY SALE" means a merger or  consolidation  in which Seller would not be the surviving entity, a purchase of all of the outstanding  capital stock of Seller,  or an  acquisition  of all or  substantially  all of  Seller's assets  (including,  for  avoidance  of doubt,  the  assets  of all of  Seller's business units, and not merely Seller's Commercial Services Business Unit).

         "TRADEMARKS"  means all trademarks,  service marks,  trade names, trade dress, designs,  logos, emblems,  signs or insignia,  slogans, and other similar designations of source or origin,  together with all goodwill  symbolized by any of the foregoing,  registrations and applications for any of the foregoing,  and the right to sue for past infringement thereof.

         "TRADE SECRETS" means any and all forms and types of technology,  trade secrets and other confidential information,  know-how,  customer lists, prospect lists, business plans, inventions,  proprietary processes, formulae, algorithms, models and methodologies.

         "US PLANS" means, interchangeably and collectively as context requires, all Plans that are neither a Canada Plan or an India Plan.

         "WARN ACT" means the Worker  Adjustment and Retraining  Act, Public Law
100-379.

         "WIRE" means a wire  transfer,  in Dollars,  of  immediately  available funds sent in accordance with instructions provided by the recipient of the wire transfer.

1.2      ADDITIONAL DEFINED TERMS

         In addition to the terms  defined in Section 1.1, each of the following terms is defined in the Section set forth opposite such term:

             TERM                                                  SECTION
             ----                                                  -------
             AGCC.................................................Preamble
             91-180 Account.................................7.8(e)(iii)(C)
             Agreement............................................Preamble
             Assets.................................................2.1(b)
             Assumed Contracts..................................2.1(b)(iv)
             Assumed Liabilities.......................................2.3
             Assumption Agreement................................4.2(a)(v)
             Auditor............................................3.2(c)(ii)
             Base Balance Sheet................................2.1(b)(xii)
             Base Balance Sheet Date...........................2.1(b)(xii)
             Benefit Cutoff Time.................................7.7(b)(i)

                                      -10-

             Bill of Sale........................................4.2(a)(i)
             Bring-Down Statements.................................7.12(c)
             Business.............................................Recitals
             Claim Notice..............................................9.3
             Claims Period..........................................9.5(a)
             Client Contract...................................5.13(a)(iv)
             Closing...................................................4.1
             Closing Date..............................................4.1
             COBRA..............................................7.7(b)(vi)
             Completed Obligations....................................5.22
             Escrow Agent........................................4.2(b)(i)
             Excess Amount.......................................3.2(f)(i)
             Excluded Assets...........................................2.2
             Excluded Liabilities......................................2.4
             Final Net Working Capital..............................3.2(d)
             Final Statement........................................3.2(d)
             Financial Statements...................................5.4(b)
             GBS..................................................Preamble
             GBS India Shares...................................2.1(a)(ii)
             Guarantees...............................................5.16
             Healthcare Sub.......................................Preamble
             HSR Act................................................8.1(d)
             India Sub Shares..................................2.1(a)(iii)
             Insurance.................................................2.6
             IP Transfer Documents.............................4.2(a)(iii)
             License Agreement................................4.2(a)(viii)
             Material Contracts....................................5.13(a)
             Non-Compete.......................................4.2(a)(vii)
             Over 180 Account...............................7.8(e)(iii)(C)
             Parties..............................................Preamble
             Plan Sponsor..........................................5.15(a)
             Plans.................................................5.15(a)
             Proposed Net Working Capital...........................3.2(a)
             Proposed Statement.....................................3.2(a)
             Purchase Price............................................3.1
             Purchaser............................................Preamble
             Purchaser Compliance Certificate.......................4.3(h)
             Purchaser Indemnitees.....................................9.1
             Records.............................................7.8(b)(i)
             Response Period........................................9.4(a)
             Retained Records....................................7.8(b)(i)
             Seller...............................................Preamble
             Seller Board Approval..................................5.2(b)
             Seller Compliance Certificate.......................4.2(a)(x)
             Seller Indemnitees........................................9.2
             Seller India Shares...............................2.1(a)(iii)

                                      -11-

             Seller Parties.......................................Preamble
             Seller Sub..........................................2.1(b)(i)
             September 30 Statements...............................7.12(b)
             Shortfall Amount...................................3.2(f)(ii)
             Sponsor..............................................Preamble
             Statement Dispute Notice...............................3.2(b)
             Statement Disputed Matters.............................3.2(b)
             Stock Power........................................4.2(a)(ii)
             Shareholder Approval...................................8.1(g)
             Subsidiary Shares..................................2.1(a)(iv)
             TEFIS................................................Preamble
             Termination Fee.......................................10.3(a)
             Third Party Action.....................................9.4(a)
             Third Party Action Notice..............................9.4(a)
             Threshold..............................................9.6(a)
             Transfer...............................................2.1(a)
             Transfer Documents.................................4.2(a)(iv)
             Transferred Intellectual Property..................2.1(b)(vi)
             Transferred Personnel..................................7.7(a)
             Transferred Tangible Personal Property............2.1(b)(iii)
             Transition Services Agreement......................4.2(a)(vi)
             Withheld Amount........................................4.2(b)
             Withholding Certificate................................4.2(b)

1.3      CONSTRUCTION AND INTERPRETATION

         Unless the context of this Agreement  otherwise clearly  requires,  (a)
references to the plural  include the singular,  and  references to the singular include the plural, (b) references to any gender include the other genders,  (c)
the words "include," "includes" and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words  "without  limitation",
(d) the terms  "hereof",  "herein",  "hereunder",  "hereto" and similar terms in this  Agreement  refer to this  Agreement  as a whole and not to any  particular provision of this Agreement, (e) the terms "day" and "days," if not capitalized, mean and refer to calendar  day(s) and (f) the terms "year" and "years" mean and refer to calendar year(s).  Unless otherwise set forth herein, each reference in this  Agreement  to  any  document,  instrument  or  agreement  (including  this
Agreement)  (A) includes and  incorporates  all schedules and other  attachments thereto,  (B)  includes  all  documents,  instruments  or  agreements  issued or executed in  replacement  thereof,  and (C) means such  document,  instrument or agreement,  or  replacement  or  predecessor  thereto,  as amended,  modified or supplemented from time to time in accordance with its terms and in effect at any given time. All Article, Section and Schedule references herein are to Articles,
Sections and  Schedules  of this  Agreement,  unless  otherwise  specified.  All accounting terms not  specifically  defined in this Agreement shall be construed in  accordance  with GAAP.  All  references  in this  Agreement to Seller shall, notwithstanding  the  absence  of  explicit  references,  be deemed to  include, respectively,  the Seller Subs to the extent necessary to give effect to Article
II.

                                      -12-

--------------------------------------------------------------------------------
ARTICLE II.       PURCHASE AND SALE OF ASSETS; ASSUMPTION OF LIABILITIES
--------------------------------------------------------------------------------

2.1      PURCHASE AND SALE OF ASSETS.

         (a) TRANSFER.  Except as otherwise  expressly set forth in SECTION 2.2, on the terms and subject to the conditions  hereof, at the Closing,  Seller will sell,  transfer,  convey,  assign and deliver  ("TRANSFER")  to  Purchaser,  and
Purchaser  will  purchase and acquire  from  Seller,  all the Assets (as defined below); PROVIDED, HOWEVER, that:

                  (i)      Healthcare Sub shall sell, transfer,  convey,  assign
                           and  deliver  to  Purchaser,   and  Purchaser   shall
                           purchase from  Healthcare Sub, all of the Assets held
                           by Healthcare Sub;

                  (ii)     GBS shall sell, transfer,  convey, assign and deliver
                           to Purchaser,  and Purchaser shall purchase from GBS,
                           all of the shares of capital  stock of India Sub held
                           by GBS (the "GBS INDIA SHARES");

                  (iii)    Seller  shall  sell,  transfer,  convey,  assign  and
                           deliver  to TEFIS,  and  TEFIS  shall  purchase  from
                           Seller,  all of the shares of capital  stock of India
                           Sub held by Seller (the  "SELLER  INDIA  SHARES" and,
                           together  with the GBS India  Shares,  the "INDIA SUB
                           SHARES"); and

                  (iv)     Seller  shall  sell,  transfer,  convey,  assign  and
                           deliver to AGCC, and AGCC shall purchase from Seller,
                           all of the  shares of  capital  stock of  Canada  Sub
                           (together with the India Sub Shares,  the "SUBSIDIARY
                           SHARES").

         (b) SCOPE OF ASSETS.  The "Assets"  consist of all the  properties  and rights of the Seller Entities, whether tangible or intangible,  used or held for use in the Business, including the following:

                  (i)      All ownership  interests in  Subsidiaries  of Seller,
                           other than the Excluded Subs,  that are engaged in or
                           relate to the Business,  including  Canada Sub, India
                           Sub and GBTSA,  Inc. (each, a "SELLER SUB"),  and all
                           goodwill  associated with the portion of the Business
                           conducted by each such Seller Sub;

                  (ii)     Each  and  every  Seller  Entity's  interests  in the
                           Facilities and the Facility Leases;

                  (iii)    All tangible  personal  property  (collectively,  the
                           "TRANSFERRED  TANGIBLE PERSONAL PROPERTY"),  owned by
                           any  Seller  Entity  and  used or held for use in the
                           Business,  wherever  located,  including  those items
                           listed on SCHEDULE 2.1(B)(III);

                  (iv)     All  Contracts  relating to the Business to which any
                           Seller  Entity  is a party,  including  all  Material
                           Contracts,  but not  including  any of the  Contracts
                           listed  on  SCHEDULE  2.2(G)  and not  including  any
                           Inactive   Contracts   (collectively,   the  "ASSUMED
                           CONTRACTS"), and all rights of every Seller Entity in
                           each Assumed Contract;

                                      -13-

                  (v)      All accounts, notes and other receivables relating to
                           the Business of any and all Seller Entities as of the
                           Closing  and all rights to bill and  receive  payment
                           for  services  performed  or  products  sold  by  the
                           Business but unbilled or unpaid as of the Closing;

                  (vi)     All Owned  Intellectual  Property used in or relating
                           to the  Business and all rights of any and all Seller
                           Entities  therein  (the   "TRANSFERRED   INTELLECTUAL
                           PROPERTY");

                  (vii)    All transferable  Permits issued to any Seller Entity
                           by any  Governmental  Authority  that  relate  to the
                           Business;

                  (viii)   All prepaid  expenses,  advances to third parties and
                           deposits  with  third  parties  of any and all Seller
                           Entities as of the Closing  relating to the  Business
                           other  than  payments  made in  support  of  Seller's
                           general  overhead  (such  as,  for  example,  advance
                           payments  for  software   licenses  used  to  support
                           Seller's  general  ledger  or  email  or  telephone);
                           PROVIDED,  for avoidance of doubt, that such payments
                           made in support of Seller's  general  overhead  shall
                           not be  included  in the  calculation  of Net Working
                           Capital;

                  (ix)     All Records,  including all Organizational Documents,
                           corporate  records  and  minute  books of the  Seller
                           Subs;

                  (x)      All  rights  and  interests  of any  and  all  Seller
                           Entities  as of  the  Closing  in  and  to  indemnity
                           claims,  judgments,  rights  of  recovery,  rights of
                           set-off and causes of action of the Business  against
                           third parties in each case; all  insurance,  warranty
                           and condemnation  proceeds received after the Closing
                           Date with  respect  to damage,  nonconformance  of or
                           loss  to the  Assets  occurring  on or  prior  to the
                           Closing Date; all rights to proceeds under  insurance
                           policies in respect of any such  damage or loss;  and
                           all   rights   to   enforce   restrictive   covenants
                           (including     non-competition,     non-solicitation,
                           non-hire and confidentiality provisions) contained in
                           any  Contract  with any  current  or former  Business
                           Personnel,  even if such  Contract  is not an Assumed
                           Contract;

                  (xi)     All advertising, marketing and promotional materials,
                           and  all  other   printed,   written  or   electronic
                           materials prepared for use in the Business;

                  (xii)    All  such  other  assets,  properties,  interests  in
                           properties  and  rights  owned by any and all  Seller
                           Entities as of the  Closing  that relate to, are used
                           in,  or  are   necessary  to  the  operation  of  the
                           Business, including those which are: (a) reflected in
                           the June 30, 2006 balance sheet contained in SCHEDULE
                           5.4(C)  (the  "BASE   BALANCE   SHEET")  (or  not  so
                           reflected  as a result of being  fully  amortized  or
                           depreciated  as of June 30,  2006 (the "BASE  BALANCE

                                      -14-

                           SHEET  DATE")) or on the books and records of any and
                           all Seller  Entities  relating to the  Business,  but
                           excluding   any  such   other   assets,   properties,
                           interests  and rights which have been  disposed of by
                           any and all Seller  Entities in the  Ordinary  Course
                           after  the  Base  Balance  Sheet  Date in  accordance
                           herewith; (b) acquired by any and all Seller Entities
                           after the Base Balance Sheet Date and relating to the
                           Business in accordance herewith; or (c) located as of
                           the Closing on the Leased Real  Property and relating
                           to the Business;

                  (xiii)   All  Canada  Plans  and the  rights of each and every
                           Seller Entity therein; and

                  (xiv)    All  India  Plans  and the  rights  of each and every
                           Seller Entity therein.

         For the sake of clarity,  the Parties  acknowledge that the Assets held by Canada  Sub,  India  Sub and  GBTSA,  Inc.  are being  acquired  through  the acquisition of the Subsidiary  Shares as described in SECTIONS  2.1(A)(III)  and
2.1(A)(IV).  For the  avoidance of doubt , the Parties  agree that the Assets do not  include  the  capital  stock of or any of the assets or rights of  Seller's
Subsidiary, Chimes, Inc.

2.2      EXCLUDED ASSETS.

         Notwithstanding  anything  contained in this Agreement to the contrary, the  following  assets,  properties,  interests  in  properties  and rights (the
"EXCLUDED  ASSETS") will not be included in the Assets,  but will be retained by
Seller:

         (a) All Retained Records;

         (b) All  guarantees,  warranties,  indemnities  and rights,  claims and causes of action against any Person in favor of any and all Seller Entities that would  entitle  any and all  Seller  Entities  to  recompense  in respect of any
Excluded   Liability,   except  to  the  extent  such  guarantees,   warranties,
indemnities,  rights,  claims and causes of action  would  entitle  Purchaser to recompense,  whether in whole or in part, for any Assumed Liability or any other liability arising out of the conduct of the Business after the Closing;

         (c) All US  Plans  and the  rights  of each  and  every  Seller  Entity therein;

         (d) Subject to SECTION 2.6,  all rights of any and all Seller  Entities under any past or current insurance policy or contract, and all prepaid expenses in respect of insurance;

         (e) All cash, marketable securities and other cash equivalents;

         (f) Each and every  Seller  Entity's  interest in Leased Real  Property other than the Facilities;

         (g) The Contracts listed on SCHEDULE 2.2(G);

         (h) The Quebec Tax Receivable;

                                      -15-

         (i) All ownership interests in the Excluded Subs

         (j) The assets listed on SCHEDULE 2.2(J);

         (k) the Inactive Contracts; and

         (l) all other rights of the Seller Parties under this Agreement and the other  Acquisition  Agreements,  including,  without  limitation  all  rights to receive  the  Purchase  Price (as  defined  herein)  and all other  monies to be received by them hereunder and thereunder.

2.3      ASSUMED LIABILITIES.

         At the Closing,  Purchaser  shall, by delivery to Seller and Healthcare
Sub of the Assumption  Agreement,  assume and agree to perform, pay or discharge when due,  to the extent not  theretofore  performed,  paid or  discharged,  the following  specific  Liabilities  of Seller and  Healthcare  Sub,  and only such
Liabilities (collectively, the "ASSUMED LIABILITIES"):

         (a)  post-Closing  Liabilities of Seller and/or  Healthcare Sub, as the
case may be, under the Assumed  Contracts;  PROVIDED,  HOWEVER,  that  Purchaser shall not assume any  contingent  liabilities  arising out of (i) the failure of
Seller or Healthcare Sub to comply with the terms of any Assumed Contract during the period ending prior to the Closing, or (ii) indemnity  obligations under any
Assumed Contract arising out of events occurring prior to the Closing; and

         (b) the Liabilities of Seller and Healthcare Sub specifically  included in the  calculation  of the Final Net  Working  Capital,  as provided in SECTION
3.2(A).

         For the sake of clarity,  the Parties  acknowledge  that, except to the extent set forth in Section 11.14  (Obligation of Sponsor),  (i) AGCC, TEFIS and
Sponsor are not assuming  any  Liabilities  of the Seller  Entities and (ii) the
Liabilities of Canada Sub, India Sub and GBTSA,  Inc. are not being  transferred to Purchaser and shall remain  Liabilities  of Canada Sub,  India Sub and GBTSA,
Inc., respectively, upon the transfer of the stock of those entities as provided in this Agreement.

2.4      EXCLUDED LIABILITIES.

         Notwithstanding  anything  herein to the contrary,  Purchaser  does not hereby and shall not assume or in any way undertake to pay, perform,  satisfy or discharge  any other  Liability  of Seller or any  Affiliate  of Seller  whether existing on, before or after the Closing Date, all of which Liabilities shall be retained by Seller  (collectively,  the "EXCLUDED  LIABILITIES"),  including the following:

         (a) all Taxes of any and all  Seller  Entities  or which  relate to the
Excluded Assets;

         (b) all Taxes which relate to the Business or the Assets and which have accrued on or before the Closing Date;

                                      -16-

         (c) any and all Liabilities  relating to, arising out of or incurred in performance,  or lack of  performance,  by any Seller  Entity before the Closing under any Contract, Permit, and/or Guarantee;

         (d) any and all  Liabilities  (other  than the  Liabilities  assumed by
Purchaser pursuant to SECTIONS 2.3(A) and (B)) with respect to the employment by any  Seller  Entity  of  its  respective  Employees,  or its  engagement  of its professional work force as independent contractors, and salaries, payroll taxes, withholding  taxes,  workers'  compensation and unemployment  compensation,  and contributions  or  payments  to be made in  respect of  service  during  periods through the termination of employment and thereafter  under any employee pension benefit  plan (as defined in Section  3(2) of ERISA) or other  employee  benefit plan maintained for any Business Personnel, and any and all liabilities that may arise by virtue of the transaction contemplated herein being deemed an actual or constructive  termination  of any  Employee  or  change  of  control  under  any agreement  between  Seller,  GBS or Healthcare Sub and any Employee,  including, without  limitation,  the agreements set forth on Schedule 2.4(d),or  applicable
Law;

         (e) any and all  Liabilities  with respect to the products and services produced or provided by any Seller  Entity prior to the Closing Date arising out of injury,  death or damage,  including any such liabilities for failure to warn
or  breach  of  express  or  implied   warranties,   including   warranties   of
merchantability  or fitness for any purpose or use, or the obligation to perform warranty or  follow-up  services  relative to services  performed  or  solutions provided by any Seller Entity prior to the Closing Date;

         (f) any and all  Liabilities  of any  Seller  Entity in  respect of (i)
lawsuits,  claims,  administrative or other  proceedings,  governmental or other investigations pending or threatened by or against any Seller Entity arising out of events occurring at or prior to the Closing;  and (ii) any litigation matters or claims described on SCHEDULE 5.12, SCHEDULE 5.14(B) or SCHEDULE 5.15(A);

         (g) any other Liability of any Seller Entity, except those specifically assumed  pursuant  to SECTION  2.3,  regardless  of when a claim  thereto may be asserted (whether known or unknown, accrued, absolute, contingent or otherwise);

         (h) any and all Liabilities of any of the Excluded Subs; and

         (i) any other  Liability that is otherwise  attributable  to or arising out of the  ownership or  operation  of any Assets or the Business  prior to the
Closing.

         Except  as and to the  extent  otherwise  expressly  provided  in  this
Agreement,  Purchaser  has not agreed to pay, will not be required to assume and will not have any obligation with respect to any liability or obligation, direct or indirect,  absolute or contingent,  of any Seller Entity or any other Person, regardless of when asserted.

2.5      NON-ASSIGNABLE CONTRACTS.

         (a)  Notwithstanding   anything  to  the  contrary  contained  in  this
Agreement, to the extent that the grant, sale, assignment,  transfer or delivery

                                      -17-

to Purchaser, of any Contract that would be an Assumed Contract, or any claim or right or any benefit arising thereunder or resulting therefrom would require any
Approval of a  Governmental  Authority or other third Person and such  Approvals shall not have been obtained  prior to the Closing,  and Purchaser has waived in writing the  applicable  condition  precedent in ARTICLE VIII  pursuant to which
Seller is obligated to obtain such Approvals  prior to the Closing,  the Closing shall proceed, without the grant, sale, assignment, transfer or delivery of such
Contract,  and this Agreement  shall not constitute a grant,  sale,  assignment, transfer or delivery of such Contract or an attempt thereof.

         (b)  If  the  Closing  proceeds  without  the  grant,  sale,  transfer, assignment or delivery of any Contract that would be an Assumed  Contract,  then following the Closing,  the Parties shall use commercially  reasonable  efforts, and cooperate with each other, to obtain  promptly all such  Approvals.  Pending such Approval, Seller shall use commercially reasonable efforts, and the Parties shall cooperate with each other in any mutually agreeable, reasonable and lawful arrangements designed to provide to Purchaser all of the benefits of use of such
Contract  and to Seller the  benefits  that Seller  would have  obtained had the
Contract been conveyed to Purchaser at the Closing.

         (c) To the  extent  that  Purchaser  is  provided  all of the  material benefits  pursuant to this SECTION 2.5 of any Contract,  Purchaser shall perform for the  benefit  of the  other  Persons  that are  parties  thereto  all of the obligations of Seller  thereunder and any related  liabilities that, but for the lack of an Approval  to assign  such  liabilities  to such  Purchaser,  would be
Assumed Liabilities.

         (d) Once Approval for the grant, sale, assignment, transfer or delivery of any such Contract not granted,  sold,  assigned,  transferred or delivered at the Closing is obtained,  such  Contract  shall be deemed to have been  granted, assigned,  transferred  and  delivered  to Purchaser  at no  additional  cost to
Purchaser.  To the extent that any such Contract  cannot be  transferred  or the material  benefits of any such  Contract  cannot be  provided to the  applicable
Purchaser following the Closing pursuant to this SECTION 2.5, then Purchaser and
Seller shall enter into such arrangements (including subleasing, sublicensing or subcontracting)  to provide to the Parties the  material  economic  (taking into account Tax costs and benefits) and  operational  equivalent,  of obtaining such
Approval.  Seller shall hold in trust for, and pay to  Purchaser  promptly  upon receipt  thereof,  all income,  proceeds and other monies received by any Seller
Entity  (other than any Seller Sub) in  connection  with its use of any Contract
(net of any Taxes and any other  costs  imposed  upon  such  Seller  Entity)  in connection with the arrangements under this SECTION 2.5.

2.6      INSURANCE.

         With  respect to any loss or damage  relating  to the Assets  occurring prior to the  Closing  Date and for which any and all Seller  Entities  would be entitled  to  assert,  or cause any other  Person to assert,  a claim  under any policy of  insurance  maintained  by, for the benefit of or insuring any and all
Seller Entities in respect of the Business or the Assets  ("INSURANCE"),  at the
request  of  Purchaser,  each and  every  Seller  Entity  will use  commercially reasonable efforts to assert for Purchaser's  benefit,  or if for any reason any
Seller  Entity is not able so to assert,  to assign  its  rights  and  otherwise assist and permit  Purchaser to assert,  one or more claims under such Insurance covering such loss or damage.

                                      -18-

2.7      AFFILIATES.

         To the extent that Assets or Assumed  Liabilities are held by or reside in any Affiliate of Seller that is not a Seller Sub, Seller will cause each such
Affiliate to transfer such Assets and Assumed  Liabilities  and  Purchaser  will purchase and/or assume such Assets and Assumed Liabilities.

--------------------------------------------------------------------------------
ARTICLE III.      PURCHASE PRICE
--------------------------------------------------------------------------------

3.1      PURCHASE PRICE.

         The  aggregate  amount to be paid for the  Assets  will be  Fifty-Seven
Million Dollars ($57,000,000.00),  subject to adjustment pursuant to SECTION 3.2
(the "PURCHASE PRICE").  In addition to the foregoing payment,  as consideration for the grant, sale, assignment,  transfer and delivery of the Assets, Purchaser shall assume and discharge the Assumed Liabilities.

3.2      PURCHASE PRICE ADJUSTMENT.

         (a) On or before the sixtieth  (60th) day  following  the Closing Date,
Purchaser  shall  prepare and  deliver to Seller a statement  of the Net Working
Capital of the Business as of the Closing Date prepared in accordance  with this
Agreement and GAAP (the "PROPOSED  STATEMENT").  The Net Working  Capital of the
Business,  calculated  based on the  Proposed  Statement,  is herein  called the
"PROPOSED NET WORKING CAPITAL."

         (b) If  Seller  determines  that  there  are  any  inaccuracies  in the
Proposed  Statement,  Seller  shall  deliver to  Purchaser  a written  notice (a
"STATEMENT  DISPUTE  NOTICE")  setting  forth  such  alleged  inaccuracies  (the
"STATEMENT DISPUTED MATTERS") no later than 5:00 p.m., New York City time on the thirtieth (30th) day after receipt of the Proposed Statement from Purchaser.  If
Seller does not deliver a Statement Dispute Notice to Purchaser by such date and time, Seller shall be deemed to have accepted the Proposed Statement as prepared by Purchaser.

         (c)  Purchaser  and Seller shall  endeavor in good faith to resolve the
Statement Disputed Matters by mutual agreement.  If, within thirty (30) Business
Days after Seller delivers a Statement Dispute Notice to Purchaser:

                  (i)      Purchaser  and  Seller  are able to reach a  mutually
                           satisfactory  resolution  of the  Statement  Disputed
                           Matters, then the Proposed Statement shall be revised
                           to  reflect  such   resolution,   and  such  Proposed
                           Statement will be final,  binding and conclusive (but
                           only with respect to those Statement Disputed Matters
                           as to which  Purchaser and Seller have reached such a
                           mutually satisfactory resolution); or

                  (ii)     Purchaser  and  Seller are unable to reach a mutually
                           satisfactory  resolution  of the  Statement  Disputed
                           Matters, then (A) Purchaser and Seller shall promptly
                           submit any remaining  Statement  Disputed  Matters to
                           RSM McGladrey,  independent  public  accountants (the
                           "AUDITOR");  (B) Purchaser and Seller shall supply to
                           the Auditor only such  supporting  documentation  and
                           information as the Auditor may request; (C) the scope

                                      -19-

                           of the Auditor's  responsibility  shall be limited to
                           resolving only the Statement  Disputed  Matters;  (D)
                           the Auditor will  deliver to  Purchaser  and Seller a
                           written  determination (such determination to include
                           a work sheet setting forth all material  calculations
                           used  in  arriving  at such  determination  and to be
                           based  solely  on  the  information  provided  to the
                           Auditor by  Purchaser  and  Seller) of the  Statement
                           Disputed  Matters  within thirty (30) days of receipt
                           thereof;  and (E) all  determinations  of the Auditor
                           shall be final and non-appealable.

         (d) The Proposed  Statement,  as prepared by Purchaser  and accepted by
Seller  pursuant  to SECTION  3.2(A),  as agreed  upon by  Purchaser  and Seller pursuant to SECTION  3.2(C)(I),  or as  determined  by the  Auditor  pursuant to
SECTION 3.2(C)(II),  as the case may be, is herein called the "FINAL STATEMENT,"
and the Net  Working  Capital  of the  Business  calculated  based on the  Final
Statement is herein called the "FINAL NET WORKING CAPITAL."

         (e) All costs and expenses of the Auditor shall be borne one-half (1/2)
by Purchaser and one-half (1/2) by Seller.

         (f) If the Final Net Working Capital is:

                  (i)      GREATER than the Benchmark  Net Working  Capital (the
                           amount  of  such   excess,   the  "EXCESS   AMOUNT"),
                           Purchaser shall pay to Seller,  by Wire,  within five
                           (5)  Business  Days  after the  determination  of the
                           Final Statement, such Excess Amount; or

                  (ii)     LESS than the  Benchmark  Net  Working  Capital  (the
                           amount of such  shortfall,  the "SHORTFALL  AMOUNT"),
                           Seller shall pay to Purchaser,  by Wire,  within five
                           (5)  Business  Days  after the  determination  of the
                           Final Statement, such Shortfall Amount.

3.3      ALLOCATION OF PURCHASE PRICE.

         The  Purchase  Price shall be  allocated  in the manner  determined  by
Seller and Purchaser  pursuant to SECTION 7.11.  After the Closing,  the Parties shall make  consistent  use of such  allocation  for all Tax purposes and in all filings with, and declarations  and reports to, all Governmental  Authorities in respect  thereof.  In any Action  relating to the  determination  of any Tax, no
Party shall  contest such  allocation,  represent  that such  allocation  is not correct, or take any reporting position inconsistent with such allocation.

3.4      CURRENCY CONVERSIONS.

         If it is necessary in connection with any calculation  relating to this
Agreement or the  transactions  contemplated  hereby to convert any component of such  calculation to Dollars from another  currency,  such  conversion  shall be performed using the applicable noon buying rate published by the Federal Reserve
Bank of New York on the date as of which the calculation is made.

                                      -20-

--------------------------------------------------------------------------------
ARTICLE IV.       CLOSING
--------------------------------------------------------------------------------

4.1      THE CLOSING.

         The closing of the  transactions  contemplated  by this  Agreement (the
"CLOSING") shall take place at the offices of Venable LLP in Baltimore, Maryland as soon as  reasonably  practicable,  but in any  event no later  than the fifth
(5th) Business Day following the day upon which all of the conditions to Closing have been satisfied or waived (other than those  conditions which by their terms cannot be satisfied  until the Closing) or such other date and/or location as is mutually agreed upon in writing by the Parties (the "CLOSING DATE").

4.2      SELLER'S CLOSING DELIVERIES.

         (a) Subject to SECTION  2.5, at the  Closing,  Seller will  execute (as applicable)  and deliver (or cause to be delivered) to Purchaser the  following, at the expense of Seller and in proper form for  recording  and/or  registration
(as the case may be) in all relevant jurisdictions when appropriate:

                  (i)      bills of sale and  general  assignments,  each in the
                           form  attached as EXHIBIT A (each,  a "BILL OF SALE")
                           from:

                           (A) Seller to Purchaser, and

                           (B) Healthcare Sub to Purchaser;

                  (ii)     stock transfer  powers,  each in the form attached as
                           EXHIBIT B, or, with  respect to the India Sub Shares,
                           share transfer  deeds/forms in the prescribed  format
                           (each, a "STOCK  POWER"),  in each case together with
                           all  applicable  stock  certificates,  to effect  the
                           transfer of:

                           (A) the GBS India Shares from GBS to Purchaser;

                           (B) the Seller India Shares from Seller to TEFIS; and

                           (C) all of the  capital  stock  of  Canada  Sub  from
                               Seller to AGCC;

                  (iii)    all  documents  as may  be  reasonably  requested  by
                           Purchaser to evidence and  effectuate  the conveyance
                           of the  Transferred  Intellectual  Property,  each in
                           form and substance satisfactory to Purchaser and duly
                           stamped where required in accordance  with applicable
                           Law (the "IP TRANSFER DOCUMENTS");

                  (iv)     such other instruments or deeds of transfer conveying
                           and  transferring  to  Purchaser  title to any of the
                           Assets as  contemplated  herein or by any Schedule as
                           provided in this Agreement (together with the Bill of
                           Sale,   the  Stock   Powers,   and  the  IP  Transfer
                           Documents, the "TRANSFER DOCUMENTS");

                                      -21-

                  (v)      an  assumption  agreement  in the  form  attached  as
                           Exhibit C (the "ASSUMPTION AGREEMENT");

                  (vi)     a transition  services agreement in the form attached
                           hereto  as  Exhibit  D  (the   "TRANSITION   SERVICES
                           AGREEMENT");

                  (vii)    a  non-competition  agreement  in the  form  attached
                           hereto as Exhibit E (the "Non-Compete");

                  (viii)   a license  agreement  in the form of EXHIBIT F hereto
                           (the "LICENSE AGREEMENT");

                  (ix)     a  Certificate  of  Non-United  States Real  Property
                           Interest in the form attached hereto as EXHIBIT G;

                  (x)      a certificate  of the President of Seller dated as of
                           the Closing  Date to the effect  that the  statements
                           set  forth in  SECTIONS  8.1(A)  and (B) are true and
                           correct (the "SELLER COMPLIANCE CERTIFICATE"); and

                  (xi)     all  other   documents  and  papers  required  to  be
                           delivered by SECTION 8.1 as conditions to the Closing
                           and such other  documents  and papers with respect to
                           the corporate and other  proceedings  contemplated by
                           this   Agreement  and  the   Acquisition   Agreements
                           (including such documentation as has been theretofore
                           received  by Seller  relating to  Approvals  of third
                           Persons  that Seller is required to obtain  hereunder
                           as  a  condition  of  Closing)  as  Purchaser   shall
                           reasonably request.

         (b) Seller,  which is a non-resident of Canada, shall have delivered to
Purchaser a certificate pursuant to Section 116 of the ITA and any corresponding provision of an applicable provincial Law (each a "WITHHOLDING CERTIFICATE") or, if  any  such  certificate  is  not  delivered  at the  Closing,  Seller  hereby acknowledges and agrees that such amount of the allocation of the Purchase Price attributable to the shares of Canada Sub as may be required to be withheld under applicable Law (the "WITHHELD AMOUNT") will be withheld by Purchaser as required by Law and:

                  (i)      at  the   Closing,   deposited   in  escrow  with  an
                           independent  escrow agent  mutually  satisfactory  to
                           Purchaser and Seller (the "ESCROW AGENT") at Seller's
                           expense pursuant to an escrow agreement among Seller,
                           Purchaser  and the Escrow Agent in form and substance
                           reasonably satisfactory to the parties thereto, and

                  (ii)     if  no   Withholding   Certificate  is  delivered  to
                           Purchaser  prior to the date Purchaser is required by
                           Law to remit the  Withheld  Amount to the  applicable
                           Governmental   Authority   (subject  to  any  written
                           extension  of  time to make  such  remittance  by the
                           applicable  Governmental  Authority),  Purchaser  and
                           Seller  shall  cause the Escrow  Agent to release the
                           Withheld  Amount from escrow to Purchaser,  whereupon
                           Purchaser  shall  remit  the  Withheld  Amount to the
                           applicable Governmental Authority.

                                      -22-

4.3      PURCHASER'S CLOSING DELIVERIES.

         At the Closing,  Purchaser will execute (as  applicable) and deliver to
Seller the following, at the expense of Purchaser:

         (a) the Purchase Price by Wire;

         (b) each of the  Transfer  Documents  that  Purchaser  is  required  to countersign;

         (c) the Assumption Agreement;

         (d) the Transition Services Agreement;

         (e) the Non-Compete;

         (f) the License Agreement;

         (g) the Solvency Certificate (as hereinafter defined)

         (h) a certificate of the President of Purchaser dated as of the Closing
Date to the effect that the statements set forth in Sections  8.2(a) and (b) are true and correct (the "PURCHASER COMPLIANCE CERTIFICATE"); and

         (i) all other  documents and papers required to be delivered by SECTION
8.2 as  conditions  to the  Closing  and such other  documents  and papers  with respect to the corporate and other  proceedings  contemplated  by this Agreement and the Acquisition Agreements as Seller shall reasonably request.

--------------------------------------------------------------------------------
ARTICLE V.        REPRESENTATIONS AND WARRANTIES OF SELLER
--------------------------------------------------------------------------------

         Seller, acknowledging that Purchaser is relying thereon, represents and warrants  to  Purchaser,  on the date  hereof  and as of the  Closing  Date,  as follows:

5.1      CORPORATE ORGANIZATION; GOOD STANDING.

         (a) Seller is a corporation  duly  organized,  validly  existing and in good  standing  under the laws of the State of New York,  and has all  requisite corporate  power and authority to own, lease or otherwise hold the Assets and to carry on the Business as presently conducted.

         (b)  SCHEDULE  5.1(B)  sets  forth  a true  and  complete  list  of all
Subsidiaries  of Seller that are used in the Business or hold any of the Assets, indicating  for  each  (A) the  type of  entity,  and  (B) the  jurisdiction  of organization.  Each  Subsidiary  listed on  SCHEDULE  5.1(B) is duly  organized, validly  existing and in good  standing as an entity of the type  specified  for such  Subsidiary  on  SCHEDULE  5.1(B)  under  the laws of the  jurisdiction  of organization specified for such Subsidiary on SCHEDULE 5.1(B).

         (c)  SCHEDULE  5.1(C)  sets  forth  a true  and  complete  list of each jurisdiction  in  which  each  Seller  Party  and  Seller  Sub is  qualified  or

                                      -23-

registered  to transact  business as a foreign or alien  corporation.  Except as described on SCHEDULE 5.1(C), each Seller Party and Seller Sub is duly qualified or registered to transact business and is in good standing as a foreign or alien corporation  in each  jurisdiction  in which the failure to be so  qualified  or registered  could  reasonably  be  expected  to have a Seller  Material  Adverse
Effect.

         (d) The corporate  records and minutes books of the Seller Subs contain complete  and accurate  minutes of all meetings of, and all written  resolutions adopted by, the directors and shareholders of each Seller Sub.

5.2      AUTHORIZATION AND EFFECT OF AGREEMENT.

         (a) Each Seller  Entity has all  requisite  corporate  (or other entity type, if applicable)  power and authority to execute and deliver the Acquisition
Agreements  to which it is a party,  to perform its  obligations  hereunder  and thereunder and to consummate the transactions  contemplated  hereby and thereby.
The execution, delivery and performance by each Seller Entity of the Acquisition
Agreements  to which it is a party,  and the  consummation  by each such  Seller
Entity of the transactions  contemplated hereby and thereby,  have been duly and validly  authorized  by all  necessary  corporate or limited  liability  company action on the part of such Seller Entity  (other than the requisite  approval of the transactions contemplated hereby by the shareholders of Seller in accordance with Seller's Organizational  Documents and the NYBCL). This Agreement has been, and each of the  Acquisition  Agreements,  when  executed and  delivered by each
Seller  Entity  that is a party  hereto and  thereto,  will have been,  duly and validly  executed and  delivered by such Seller Entity and each  constitutes  or
will  constitute  a  valid  and  binding   obligation  of  such  Seller  Entity,
enforceable  against such Seller Entity in accordance with its terms,  except as the same may be limited by applicable  bankruptcy,  insolvency,  reorganization, moratorium or similar Laws relating to creditors rights  generally,  and subject to general principles of equity.

         (b) The Seller  Board,  by  resolutions  duly adopted at a meeting duly called and held (the "SELLER  BOARD  APPROVAL"),  has (i)  determined  that this
Agreement and the transactions contemplated hereby are advisable and in the best interests of the Seller and its  shareholders,  (ii)  approved the  transactions contemplated by this Agreement,  including the Transfer,  and (iii)  recommended that the shareholders of the Company adopt this Agreement and the Transfer.

5.3      NO CONFLICT.

         (a) The execution,  delivery and  performance of this Agreement by each
Seller Entity that is a party hereto does not, and the execution and delivery by each Seller Entity of the other  Acquisition  Agreements to which it is a party, and the consummation by each such Seller Entity of the transactions contemplated hereby and thereby,  will not,  conflict  with,  result in any  violation of, or constitute a default  (with or without  notice or lapse of time, or both) under, give  rise  to a right  of  termination,  cancellation  or  acceleration  of any obligation  or to the loss of any  material  benefit  under,  or  result  in the creation of any Lien upon the Business or any of the Assets under any  provision of (A) the  Organizational  Documents of any Seller Entity,  (B) any Contract or
Permit  (whether  or not  such  Contract  or  Permit  relates  primarily  to the
Business), or (C) any order, writ, judgment,  injunction or decree applicable to

                                      -24-

any  Seller  Entity or any of their  respective  properties  other than any such
conflicts,  violations,   defaults,  rights  of  termination,   cancellation  or
acceleration, losses or Liens which are described on SCHEDULE 5.3(A).

         (b) No  Approval  of any  Governmental  Authority  or other  Person  is required in  connection  with the  execution,  delivery and  performance  by any
Seller  Entity  of the  Acquisition  Agreements  to which it is a party,  or the consummation  by each  Seller  Entity of the  transactions  contemplated  by any
Acquisition  Agreement  to which it is a party,  except for:  (A) the  requisite approval of the transactions  contemplated  hereby by the shareholders of Seller in accordance  with  Seller's  Organizational  Documents and the NYBCL;  (B) the
filing  of a  premerger  notification  report  under  the HSR  Act;  and (C) the
Approvals listed on SCHEDULE 5.3(B).

         (c) No Person other than the Purchaser  Entities has any option,  right of first refusal, right of first offer or similar right to purchase or otherwise acquire the Assets or the Business, and neither Seller nor any of its Affiliates has entered into any letter of intent,  commitment or agreement (whether oral or written)  regarding  any  such  purchase  or  acquisition  other  than  with the
Purchaser Entities.

         (d)  Except  for  the  rights  of  the  applicable  Purchaser  Entities hereunder,  there are no  outstanding  options,  warrants,  conversion  or other rights or Contracts of any kind for the  subscription  or  acquisition of any of the Subsidiary Shares or any other ownership interest in any Seller Sub. None of the  Subsidiary  Shares or other  ownership  interests  in the  Seller  Subs are subject  to any  Contract  restricting  or  otherwise  relating  to the  voting, dividend rights or disposition thereof.

5.4      FINANCIAL STATEMENTS AND RELATED FINANCIAL MATTERS.

         (a) Seller  has filed all forms,  reports,  schedules,  statements  and other documents required to be filed by Seller with the United States Securities and Exchange Commission (the "SEC") since January 1, 2003 under the Exchange Act or the Securities  Act and has made  available to Purchaser such forms,  reports and documents in the form filed with the SEC. All such required  forms,  reports and  documents  (including  those that  Seller may file  subsequent  to the date hereof) are  referred to herein as the  "SELLER SEC  REPORTS."  At the time when filed (or if amended or  superseded  by a  subsequent  filing  prior to the date hereof then on the date of such  filing),  the Seller SEC Reports (i) as amended to  date  complied  in  all  material  respects  with  the  requirements  of the
Securities Act or the Exchange Act, as the case may be, the  Sarbanes-Oxley  Act of 2002 and the rules and  regulations of the SEC thereunder  applicable to such
Seller  SEC  Reports  and (ii) did not at the time they were filed  contain  any untrue statement of a material fact or omit to state a material fact or disclose any matter or proceeding  required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) Each of the consolidated financial statements  (including,  in each case, any related notes thereto)  contained in the Seller SEC Reports as amended to date (the  "FINANCIAL  STATEMENTS"),  including  each Seller SEC Report filed after  the  date  hereof  until  the  Closing,  (i) was  prepared  from,  are in accordance with and accurately reflect in all material respects,  Seller's books and  records  as of the times  and for the  period  referred  to  therein,  (ii)

                                      -25-

complied in all material  respects with the published  rules and  regulations of the SEC with respect thereto, (iii) was prepared in accordance with GAAP applied on a  consistent  basis  throughout  the  periods  involved  (except  as  may be indicated in the notes  thereto or, in the case of unaudited  interim  financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act),
(iv) fairly  presented the consolidated  financial  position of Seller as at the respective dates thereof and the consolidated results of Seller's operations and cash flows for the  footnotes  and were or are  subject to normal and  recurring year-end  adjustments  and (v) was prepared from and in accordance with Seller's books and records.

         (c)  Each  of the  unaudited  balance  sheets  for the  Business  as of
December 31,  2005,  March,  31, 2006 and June 30, 2006,  each of which has been attached  as  SCHEDULE  5.4(C),  and each  Summary  of Income and  Expenses  for
Staffing and Solutions,  respectively, for the year ended December 31, 2005, and the year to date periods  ended March 31, 2006 and June 30, 2006,  respectively, each of which have been  attached as SCHEDULE  5.4(C)  hereto,  and each balance sheet and each  Summary  of Income  and  Expenses  for  Staffing  and  Solutions
included in the  Bring-Down  Statements (i) was prepared from, are in accordance with,  and accurately  reflect in all material  respects,  the Seller  Entities'
books and records as of the times and for the period  referred to therein,  (ii)
was to the extent of the detail included in each such financial report, prepared in accordance with GAAP (other than notes to financial  statements which are not included) applied on a consistent basis throughout the periods  involved,  (iii)
fairly present the financial position and results of operations for the Business as of the times and for the periods  referred to therein , and (iv) was prepared from and in accordance with the books and records of the Business.

         (d) No Seller  Entity has any  liability or  obligation  of any nature, whether  primary  or  secondary,  direct  or  indirect,  or  absolute,  accrued, contingent or otherwise, arising out of or relating to the Business, or the use, manufacture, sale, lease, ownership or operation of any assets or property used, manufactured,  sold, owned,  leased or operated in connection with the Business, in each case as conducted at any time on or prior to the Closing, except for (i)
liabilities  or  obligations  reflected or reserved  against in the Base Balance
Sheet or to be  reflected  or  reserved  against  in the Final  Statement,  (ii)
liabilities or obligations  which have arisen after the Base Balance Sheet Date, in the Ordinary  Course (other than those that will not be reflected or reserved against in the Final Statement and that result from or arise out of or which are in the nature of any breach of contract, breach of warranty, tort, infringement, or violation of law, all of which are Excluded  Liabilities  hereunder)  none of which are material, and (iii) Excluded Liabilities.

         (e) All  accounts  receivable  included in the Assets  represent  sales actually made in the Ordinary Course,  and, to Seller's  Knowledge,  are current and collectible, net of any reserves shown on the Final Statement.

         (f) No inventory is maintained in connection with the Business.

         (g) SCHEDULE  5.4(G) sets forth a complete  and  accurate  list of each bank or other  depository in which Seller Subs maintain any bank account,  trust account  or  safety  deposit  box,  and  identified  for each  the  names of all individuals authorized to draw thereon or who have access thereto.

                                      -26-

5.5      ABSENCE OF CHANGES.

         Since June 30, 2006:

         (a) except (i) as  disclosed  in any filing made by Seller with the SEC prior to execution of this  Agreement,  or (ii) as described on SCHEDULE  5.5(A)
hereto, the Business has been conducted in the Ordinary Course and there has not been  any  event,  occurrence  or  development  which,  individually  or in  the aggregate, would have a Seller Material Adverse Effect; and

         (b)  except as  described  on  SCHEDULE  5.5(B)  hereto,  there has not occurred any action,  event or failure to act, that if it had occurred after the date of this  Agreement,  would have required the consent of the Purchaser under
SECTION 7.6.

5.6      COMPLIANCE WITH LAWS; PERMITS.

         (a) Each Seller  Entity,  the Assets and the Business are in compliance with all Laws,  and neither  Seller nor any other Seller Entity has received any notification that has not lapsed or been withdrawn by any Governmental Authority
(i)  asserting a violation by any Seller Entity or the Business of any Law, (ii)
threatening to revoke any Permit  applicable to the conduct of the Business,  or
(iii)  materially  restricting or in any material way limiting the operations of the Business.

         (b) SCHEDULE 5.6(B) lists all Permits required for the operation of the
Business.  Seller (or the applicable Seller Sub) has obtained and maintained all such Permits.

5.7      SUFFICIENCY OF ASSETS.

         (a) The Assets:

                  (i)      include  all   assets,   properties,   interests   in
                           properties  and  rights  (real,  personal  and mixed,
                           tangible and intangible)  used or held for use in the
                           Business; and,

                  (ii) are all of the assets  necessary  to operate the Business as it is currently conducted.

         (b) No  Excluded  Sub  (other  than  Healthcare  Sub and  GBS)  owns or possesses any properties or rights, whether tangible or intangible, used or held for use in the Business.

5.8      TITLE TO ASSETS.

         (a) Each  Seller  Entity has good,  valid and  marketable  title to the respective Assets free and clear of all Liens,  except for Permitted Liens. This
Agreement and the Transfer Documents are sufficient to Transfer to the Purchaser
Entities  all right,  title and  interest  of the Seller  Entities in and to the
Assets that are being  Transferred  to the Purchaser  Entities free and clear of all Liens (other than  Permitted  Liens) and to vest in the  Purchaser  Entities

                                      -27-

good,  valid and  marketable  title thereto and title  sufficient to conduct the
Business as conducted as of the Closing Date.

         (b) The Subsidiary  Shares constitute all of the issued and outstanding ownership interests in the Seller Subs.

         (c) Except for the GBS India Shares,  Seller holds all right, title and interest in and to the Subsidiary Shares, free and clear of all Liens. GBS holds all right,  title and  interest in and to the GBS India Shares free and clear of all Liens.

         (d) All the issued and outstanding shares of capital stock of, or other ownership  interests of any kind  whatsoever  in, the Seller Subs have been duly authorized, validly issued and are fully-paid and non-assessable.

5.9      REAL PROPERTY.

         (a) No Seller Entity owns any real property.

         (b) Except as described  on SCHEDULE  5.9 hereto,  with respect to each
Facility and the Facility Leases:

                  (i)      a  Seller  Entity  has a  good  and  valid  leasehold
                           interest in, or license to use, such Facility;

                  (ii)     no Seller  Entity has  subleased  any Facility or any
                           part  thereof,  or given any third Person any license
                           or other right to occupy any portion of any Facility;

                  (iii)    neither any Seller  Entity nor any other party to any
                           Facility  Lease  has  waived  any  term or  condition
                           thereof,  and all covenants to be performed under any
                           Facility  Lease by any  Seller  Entity,  or any other
                           party to such  Facility  Lease,  prior to the Closing
                           have been performed;

                  (iv)     no Seller Entity has collaterally assigned or granted
                           any security  interest in any  Facility  Lease or any
                           interest therein;

                  (v)      no Seller  Entity is  obligated  under or a party to,
                           any   option,   right  of  first   refusal  or  other
                           contractual  right to  purchase  any  Facility or any
                           portion thereof or interest therein; and

                  (vi)     to  the  extent  required  by  applicable  Law,  each
                           Facility  Lease has been duly stamped and  registered
                           with applicable Governmental Authorities.

5.10     INSURANCE.

         Seller has made available to Purchaser  complete and accurate schedules of all policies of fire,  liability and other forms of Insurance in effect as of the date hereof and  maintained  by or for the benefit of any Seller Entity with respect to the Business or the Assets.  All such policies are listed on SCHEDULE

                                      -28-

5.10 and, except as set forth on SCHEDULE 5.10, each of such policies is in full force  and  effect  on the date  hereof.  No  Seller  Entity  has  received  any notification  or  threat by any  insurer  to revoke  or  rescind  any  policy of insurance in any respect  material to the Business or the Assets.  To the extent any Seller Entity is required by applicable  Law to maintain any insurance  with respect to the Business,  the Assets and/or the Business Personnel,  such Seller
Entity maintains such insurance.

5.11     INTELLECTUAL PROPERTY.

         (a)  SCHEDULE  5.11(A)  sets forth a complete  and correct  list of all
Copyrights,  Patents and Trademarks included in the Owned Intellectual  Property included in the Assets.

         (b)  SCHEDULE  5.11(B)  sets forth a complete  and correct  list of all
Inbound License Agreements included in the Assets, identifying for each: (i) the licensor(s)  thereunder;  (ii) the date  thereof;  and  (iii)  the  Intellectual
Property licensed thereunder.

         (c)  SCHEDULE  5.11(C)  sets forth a complete  and correct  list of all
Outbound License  Agreements  included in the Assets,  identifying for each: (i)
the  licensee(s)  thereunder;  (ii)  the  date  thereof;  and  (iii)  the  Owned
Intellectual Property licensed thereunder.

         (d)  SCHEDULE  5.11(D)  sets forth a complete  and correct  list of all
Owned  Software  included  in the Assets,  identifying  for each all Third Party
Software that is (i) required to be used in conjunction with such Owned Software in order for such Owned  Software  to  function  in  accordance  with its design specifications;  or (ii) otherwise used by any Seller Entity in conjunction with such Owned Software in the Ordinary Course.

         (e)  SCHEDULE  5.11(E)  sets forth a complete  and correct  list of all
Owned Technical Identifiers included in the Assets.

         (f) One or more Seller  Entities owns all right,  title and interest in and to the Owned Intellectual Property included in the Assets, free and clear of all Liens. The Owned Intellectual  Property included in the Assets has been duly maintained,  is valid and  subsisting,  is in full  force and effect and has not been cancelled, expired or abandoned.

         (g) To Seller's Knowledge,  the Licensed Intellectual Property in which any  Seller  Entity is  granted  any  rights  pursuant  to any  Inbound  License
Agreement that is included in the Assets has been duly maintained,  is valid and subsisting,  is in full force and effect and has not been cancelled,  expired or abandoned.

         (h)  All  Owned  Software  included  in  the  Assets  and  other  works protectable  by Copyright that are included in the Owned  Intellectual  Property included  in the Assets  were  created,  developed  and  authored  by either (i)
Employees within the scope of their employment;  or (b) independent  contractors who have assigned all of their rights to a Seller  Entity  pursuant to a written agreement.  No Owned Software  included in the Assets was jointly developed with any third  Person who has not assigned all of his, her or its rights to a Seller
Entity pursuant to a written agreement.

                                      -29-

         (i) None of the Owned Intellectual Property included in the Assets and, to Seller's  Knowledge,  no other  product,  service or technology  used,  sold, licensed,  offered for sale or license, or proposed to be developed, used, sold, licensed  or offered  for sale or  license  by any Seller  Entity as part of the
Business,  infringes,  violates or dilutes, or interferes with, any Intellectual
Property rights of any Person.

         (j) No Seller  Entity has  brought or  threatened  a claim  against any
Person (i) alleging infringement,  violation,  misappropriation, or dilution of, or interference  with, any Intellectual  Property  included in the Assets or any
License  Agreement  included  in  the  Assets;  (ii)  challenging  any  Person's ownership  or use of, or the  validity or  enforceability  of, any  Intellectual
Property   included  in  the  Assets;  or  (iii)  challenging  the  validity  or enforceability of any License Agreement  included in the Assets and, to Seller's
Knowledge,  there are no facts or circumstances  that might reasonably provide a basis for any claim described in the foregoing clauses (i)-(iii).

         (k)  All  pending  and  registered  Trademarks  included  in the  Owned
Intellectual  Property  included  in the Assets are in use by one or more Seller
Entities in the form appearing in, and in connection with the goods and services
listed  in,  their  respective   registration   certificates  (with  respect  to
registered Trademarks) or applications (with respect to unregistered  Trademarks for which an application has been filed).

         (l) The  Seller  Entities  take  commercially  reasonable  measures  to protect  the  confidentiality  of (i) the  Source  Code and (ii)  Trade  Secrets
included  in the Owned  Intellectual  Property  included  in the  Assets and the
Licensed  Intellectual Property in which any Seller Entity is granted any rights pursuant  to any  Inbound  License  Agreement  that is  included  in the Assets, including  requiring  all Business  Personnel  and third  Persons  having access thereto to execute written non-disclosure  agreements. No Trade Secrets included in the Owned  Intellectual  Property  included  in the  Assets  or the  Licensed
Intellectual  Property  included in the Assets have been disclosed or authorized to  be  disclosed  to  any  third  Person  other  than  pursuant  to  a  written non-disclosure  agreement;  and (ii) to Seller's Knowledge, no third Person that is a party to any  non-disclosure  agreement with any Seller Entity is in breach or default thereof. No Person other than a Seller Entity is in possession of any
Source Code included in the Assets.

         (m) No Owned  Software  included in the Assets is a  derivative  of any
Software  (i) for which the source  code is in the public  domain,  or (ii) that includes "open source" code or is licensed pursuant to an "open source" license, including  by way of example,  but not in  limitation,  the GNU  General  Public
License,  the Mozilla  Public  License,  the BSD License or the Apache  Software
License.

         (n) In each  Outbound  License  Agreement  included in the  Assets,  no
Seller Entity has warranted the performance,  functionality or capability of the
Software licensed  thereunder,  except to state that such Software would perform in accordance with its published specifications and/or documentation.

         (o) Except as set forth on SCHEDULE  5.11(O),  no Seller Entity has any obligation to provide technical support or Software  maintenance services to any third Person.

                                      -30-

5.12     LEGAL PROCEEDINGS.

         Except as disclosed in SCHEDULE 5.12, there are no Actions pending,  or to Seller's  Knowledge  threatened,  by or against any Seller Entity relating to the  Business  or any of the  Assets.  There  are no  pending  or,  to  Seller's
Knowledge  threatened,  judgments,  writs,  orders,  injunctions  or  decrees or similar actions of any Governmental  Authority  applicable to the conduct of the
Business or the Assets.

5.13     MATERIAL CONTRACTS.

         (a) SCHEDULE  5.13(A)  sets forth a complete  and accurate  list of all
Contracts  relating to the Assets or the Business (that are not Excluded Assets)
of the  following  types to which any  Seller  Entity  is a party,  by which any
Seller Entity or any of its properties or assets are bound,  or which  otherwise relate to the Business  (the  contracts  listed  below in this SECTION  5.13(A), together  with the  Facility  Leases,  the Inbound  License  Agreements  and the
Outbound  License  Agreements  are  herein  collectively  called  the  "MATERIAL
CONTRACTS"):

                  (i)      any  agreement  relating to  employment,  consulting,
                           continuation  of  benefits,   retention,   change  of
                           control,  severance or termination  with any Business
                           Personnel;

                  (ii)     any  collective  bargaining  agreement with any labor
                           union relating to current Employees;

                  (iii)    any  agreement  for  capital   expenditures   or  the
                           acquisition  or  construction  of fixed  assets which
                           requires  aggregate  future  payments  in  excess  of
                           $25,000;

                  (iv)     any   agreement   to  provide   services   (including
                           consulting  services and temporary staffing services)
                           to a client or  customer  of the  Business  (each,  a
                           "CLIENT CONTRACT")

                  (v)      any agreement  (other than a purchase order issued by
                           any Seller Entity in  connection  with the conduct of
                           the  Business  in the  Ordinary  Course)  for (i) the
                           purchase,  maintenance  or  acquisition of materials,
                           supplies,  merchandise,  equipment or other  property
                           which requires  aggregate future payments or expenses
                           by any  Seller  Entity in excess of  $25,000 or which
                           cannot be  cancelled  by any  Seller  Entity  without
                           payment  of a fee in  excess of  $25,000  or (ii) the
                           sale,  lease,  license or  furnishing  of  materials,
                           supplies,  merchandise,  equipment or other property,
                           rights or services  (including  consulting  services)
                           which  requires  aggregate  future  payments  to  any
                           Seller Entity in excess of $25,000 or which cannot be
                           cancelled by such Seller Entity without  payment of a
                           fee in excess of $25,000;

                  (vi)     except  for  agreements   relating  to  the  sale  of
                           Products  in  the  Ordinary  Course,   any  agreement
                           granting to any Person a right to purchase or acquire
                           any Assets;

                                      -31-

                  (vii)    any license or royalty  agreement having an aggregate
                           payment obligation of $10,000 or more;

                  (viii)   any  indenture,  mortgage,  loan or credit  agreement
                           under which any Seller  Entity has borrowed any money
                           or issued any note, bond, debenture or other evidence
                           of  indebtedness,  or  pledged  Assets  or  otherwise
                           created any Lien or directly or indirectly guaranteed
                           indebtedness or financial obligations of others;

                  (ix)     any agreement with any distributor,  dealer, sales or
                           advertising agency or manufacturer's  representative,
                           franchise or similar  contract or any other  contract
                           relating  to the  payment  of a  commission  or other
                           compensation;

                  (x)      any lease  under  which  Seller  or any other  Seller
                           Entity  is (i) a  lessee  of  any  real  or  personal
                           property owned by a third Person or (ii) a lessor of,
                           or makes  available for use by any third Person,  any
                           real or personal property owned by any Seller Entity,
                           in either such case which requires  aggregate  annual
                           payments in excess of $25,000;

                  (xi)     any  intercompany  agreement  or  agreement  with any
                           Affiliate or ERISA Affiliate;

                  (xii)    any  agreement  which  restricts any Seller Entity or
                           any Business  Personnel in any respect from  engaging
                           in the Business as presently conducted;

                  (xiii)   any agreement pursuant to which any Seller Entity has
                           granted any power of attorney to any Person; or

                  (xiv)    any other agreement material to the Business, whether
                           or not entered into in the Ordinary Course.

         (b) Except as set forth on SCHEDULE 5.13(B):

                  (i)      Seller has made  available  a complete  and  accurate
                           copy of each Material Contract to Purchaser (together
                           with all amendments thereto);

                  (ii)     each  Material  Contract  is in full force and effect
                           and is legal, valid,  binding and enforceable against
                           each Seller  Entity that is a party  thereto  and, to
                           Seller's  Knowledge,  all other  parties  thereto  in
                           accordance with its terms,

                  (iii)    there does not exist under any Material  Contract any
                           default or condition  or event that,  after notice or
                           lapse of time or both,  would  constitute  a material
                           default  on the  part  of any  Seller  Entity,  or to
                           Seller's Knowledge, on the part of any other party to
                           such Material Contract;

                                      -32-

                  (iv)     with respect to each Client Contract,  the applicable
                           Seller   Entity  is   capable   of   completing   the
                           performance  of such Contract in accordance  with its
                           terms; and

                  (v)      no Seller Entity is a party to any Contract  pursuant
                           to which a current or former  Business  Personnel  or
                           director  of  Seller  is,  or  could  reasonably  be,
                           entitled to indemnification by Seller.

5.14     LABOR AND EMPLOYMENT MATTERS.

         (a)  SCHEDULE  5.14(A)  sets  forth  a true  and  complete  list of all
Business Personnel and:

                  (i)      also sets  forth,  as of August  14,  2006,  for each
                           employee listed thereon, (A) the employee's 2006 base
                           annual  salary or base  hourly pay rate,  as the case
                           may be,  (B) the amount of salary or hourly  pay,  as
                           the case may be, and any other  wages (as  "wages" is
                           defined in Section 3401 of the Code) actually paid to
                           such employee since December 31, 2005, and (C) to the
                           extent that such  employee was assigned to a customer
                           to perform services, the name of each customer of the
                           Business  for  whose   benefit   such   employee  has
                           performed any services since December 31, 2005;

                  (ii)     also sets  forth,  as of August  14,  2006,  for each
                           independent  contractor listed thereon, (A) the total
                           amount paid by any Seller Entity to such  independent
                           contractor  since December 31, 2005, and (B) the name
                           of each  customer of the Business  for whose  benefit
                           such   independent   contractor   has  performed  any
                           services since December 31, 2005; and

                  (iii)    in the aggregate,  there has been no material  change
                           in the  information  set  forth on  SCHEDULE  5.14(B)
                           since August 14, 2006.

         (b) Except as set forth on SCHEDULE 5.14(B), there is/are no:

                  (i)      collective  bargaining  agreements or union contracts
                           to which any  Seller  Entity is a party or  otherwise
                           bound;

                  (ii)     labor unions representing any Business Personnel;

                  (iii)    to Seller's Knowledge,  overt organizational  efforts
                           with  respect  to  the   formation  of  a  collective
                           bargaining unit presently being made or threatened by
                           Business Personnel;

                  (iv)     to Seller's Knowledge,  pending or threatened strike,
                           slowdown,  work  stoppage or lockout  with respect to
                           any Business Personnel;

                  (v)      written personnel policy, rule or procedure generally
                           applicable to Business Personnel; or

                                      -33-

                  (vi)     trade union,  association,  council of trade  unions,
                           employee  bargaining agency or affiliated  bargaining
                           agent that:

                           (A)      holds bargaining  rights with respect to any
                                    of the  Business  Personnel of Canada Sub by
                                    way of certification, interim certification,
                                    voluntary   recognition,    designation   or
                                    successor rights;

                           (B)      to  Seller's  Knowledge,  has  applied to be
                                    certified  or  requested  to be  voluntarily
                                    recognized as the bargaining agent of any of
                                    the Business Personnel of Canada Sub;

                           (C)      to Seller's  Knowledge,  has applied to have
                                    Canada Sub  declared a related or  successor
                                    employer    under    applicable     Canadian
                                    provincial labor or employment  legislation;
                                    or

                           (D)      to Seller's Knowledge, has filed a complaint
                                    or   charge   under   applicable    Canadian
                                    provincial labor or employment legislation.

         (c)  During  the  past  three  (3)  years,  no  Seller  Entity  has (i)
effectuated a "plant closing" (as defined in the WARN Act) affecting any site of employment  or one or more  facilities  or  operating  units  within any site of employment or facility of any Seller  Entity;  (ii)  effectuated a "mass layoff"
(as defined in the WARN Act) affecting any site of employment or facility of any
Seller Entity;  or (iii) been affected by any  transaction or engaged in layoffs or employment  terminations  sufficient in number to trigger  application of any similar state Law. No Business  Personnel have suffered an "employment loss" (as defined in the WARN Act) since three months prior to the date of this Agreement.

         (d) The  Seller  Entities  have at all times  properly  classified  (A)
Business Personnel as employees or independent contractors, as appropriate;  and
(B) those  Business  Personnel  who are  employees as exempt or  non-exempt  for purposes  of the  Fair  Labor  Standards  Act.  All  Employees  have  been  paid appropriately  under  applicable  federal,  state,  local  and,  to  the  extent applicable, foreign wage and hour Laws.

         (e) All  employment  terminations  effectuated  by  any  Seller  Entity including,  but not limited to, layoffs, were effectuated in compliance,  in all material  respects,  with all  Laws  governing  employment  or  separation  from employment  including,  but not limited to, the Age Discrimination In Employment
Act (29 U.S.C.  ss.ss. 626 ET SEQ.),  Title VII of the Civil Rights Acts of 1964
and 1991 as amended (42 U.S.C.  ss.ss. 2000e ET SEQ.), the Consolidated  Omnibus
Budget Reconciliation Act of 1985 (29 U.S.C. ss.ss. 1161 ET SEQ.), the AmericANs
With Disabilities Act (42 U.S.C.  ss.ss.  12101 ET SEQ.), the Rehabilitation Act
of 1973 (29 U.S.C.  ss.ss.  701 ET SEQ.),  the Family and Medical  Leave Act (29
U.S.C.  ss.ss. 2601 ET SEQ.), the Fair Labor Standards Act (29 U.S.C. ss.ss. 201
ET seq.),  ERISA and the WARN Act. No Seller Entity has any liability in respect of any  contract  of service or for  services  for  redundancy  payments  or for compensation for wrongful dismissal or unfair dismissal or for failure to comply with any order for the reinstatement or re-engagement of any Business Personnel.

         (f) With respect to Canada Sub:

                                      -34-

                  (i)      To  Seller's  Knowledge,  no  Business  Personnel  of
                           Canada  Sub  is in  violation  of  any  term  of  any
                           employment    contract,    proprietary    information
                           agreement  or any  other  agreement  relating  to the
                           right  of that  individual  to be  employed  by or to
                           contract  with,  Canada Sub  because of the nature of
                           the business to be  conducted by Canada Sub,  and, to
                           Seller's  Knowledge,   the  continued  employment  or
                           contractual  engagement (as applicable) by Canada Sub
                           of its present Business Personnel, will not result in
                           any such  violation.  Canada Sub has not received any
                           notice alleging that any such violation has occurred.

                  (ii)     All of the  Business  Personnel of Canada Sub who are
                           employees are employed for an indefinite term and are
                           not subject to written  employment  agreements  other
                           than any such  agreements  that may be  identified on
                           SCHEDULE 5.13(A). To Seller's  Knowledge,  no officer
                           or key  employee of Canada Sub,  nor any group of key
                           employees,  has given  notice,  oral or  written,  of
                           their  intention to terminate  their  employment with
                           Canada Sub nor does  Canada  Sub intend to  terminate
                           the employment of any officer,  key employee or group
                           of key  employees,  other than as may be  required in
                           the Ordinary Course.

                  (iii)    There   are  no   employment   Law-related   Actions,
                           grievances, proceedings or outstanding orders, awards
                           or rulings relating to the Business which are pending
                           or, to  Seller's  Knowledge,  threatened  which might
                           materially and adversely  affect, or could reasonably
                           be  expected  to  materially  and  adversely  affect,
                           Canada Sub or the portion of the  Business  conducted
                           through Canada Sub.

                  (iv)     Seller or Canada Sub has  obtained  such  consents as
                           are necessary for the collection,  use and disclosure
                           of  personal   information   of   Canadian   Business
                           Personnel to Purchaser,  including but not limited to
                           any  health  information  relating  to the non active
                           status of any such Business Personnel,  in accordance
                           with applicable Canadian privacy legislation.

5.15     EMPLOYEE BENEFIT PLANS.

         (a) SCHEDULE  5.15(A)  identifies (i) each "employee  benefit plan", as such term is defined in Section 3(3) of ERISA, that provides welfare, retirement or deferred compensation  benefits,  and each other employment bonus,  incentive compensation,  severance,  salary  continuation,  change of control,  retention, stock option, other equity based performance, vacation, sick leave, holiday pay, fringe benefit,  reimbursement program, incentive,  insurance, welfare, or other employee benefit plan,  program,  agreement or policy that provides  benefits or compensation  in respect of any  Employee and that is  maintained  by any Seller
Entity  incorporated  in  the  United  States  or to  which  any  Seller  Entity incorporated in the United States contributes, has any obligation to contribute, or is a party,  and (ii) each  "employee  benefit  plan"  maintained by a Seller
Entity not  incorporated  in the United  States or to which a Seller  Entity not incorporated in the U.S.  contributes  (collectively,  the "PLANS").  Seller has

                                      -35-

made  available  to  Purchaser  a true and  complete  copy of the  Plans,  trust agreements,  annuity contracts and other funding arrangements, IRS determination or opinion  letters and all related summary Plan  descriptions,  relating to the
Plans.  Schedule 5.15(a)  identifies,  for each Plan listed thereon,  the Seller
Entity who maintains, contributes to, has any obligation to contribute to, or is a party to such Plan (the "PLAN SPONSOR").

         (b) Except as required by Section 4980B of the Code, neither any Seller
Entity nor any ERISA Affiliate maintains has promised, contributes to, or has an obligation to provide or contribute to, any post-employment (or post-service, in the case of a service provider who is not an employee),  medical,  life or other benefit coverage, plan, policy or arrangement For greater certainty, there is no
(and  has  never  been  any)  Canada  Plan  providing  post  employment  or post retirement benefits pertaining to current or former business personnel of Canada
Sub.

         (c) Except as disclosed in SCHEDULE  5.15(A),  each Plan sponsored by a
Seller Entity  incorporated  in the United States intended to be qualified under
Section 401(a) of the Code,  and the trust (if any) forming a part thereof,  has received a favorable  determination  letter from the IRS as to its qualification under the Code and to the effect  that each such trust is exempt  from  taxation under Section  501(a) of the Code,  and no event has occurred  since the date of such  determination  letter which could  adversely  affect such qualified or tax exempt status.

         (d) No Seller  Entity  nor any  ERISA  Affiliate  has ever  maintained, sponsored,  contributed  to,  or had any  obligation  to  contribute  to (i) any
"pension plan" (within the meaning of Section 3(2) of ERISA) subject to Title IV of  ERISA,  Section  302 of  ERISA  or  Section  412 of the  Code,  or (ii)  any
"multiemployer  plan" (within the meaning of Section 3(37) of ERISA).  No Seller
Entity has engaged in any  transaction  that could be subject to Section 4069 of
ERISA. No Seller Entity has incurred any liability under Title IV of ERISA,  and no event has  occurred  with  respect to any Plan which could result in any such liability  to  Purchaser.  No  Seller  Entity  has  engaged  in any  non  exempt
"prohibited  transaction"  in connection  with which such Seller Entity could be subject to either a civil penalty  assessed  pursuant to Section 502(i) of ERISA or a tax imposed  pursuant to Section 4975 of the Code.  To Seller's  Knowledge,
each of the Plans has been operated and administered in all material respects in accordance with the Plan and all Laws,  including but not limited to ERISA,  the
Code and COBRA requirements thereof. The Controlled Group Benefit Plans that are subject to COBRA have been operated and administered in all material respects in accordance with the requirements of COBRA.  There are no material pending or, to
Seller's  Knowledge,   threatened  claims  by  any  Employee,  spouse  or  other
beneficiary  involving any Plan (other than routine  claims for  benefits).  All contributions required to have been made by Seller or any ERISA Affiliate to any
Controlled Group Benefit Plan pursuant to such plan and Law (including ERISA and the Code) have been made within the time prescribed by such plan and Law.

         (e) SCHEDULE  5.15(A)  identifies  each  Employee  who, as of the third
Business Day prior to the date of this  Agreement was  hospitalized  or on short term disability  status,  long term  disability  status,  worker's  compensation leave,  or other leave of absence status from  employment in connection with the
Business or otherwise not at work for a period of over five (5) days.

         (f) No amounts  payable under the Plans will fail to be deductible  for federal  income tax  purposes by virtue of Section  280G of the Code.  Except as disclosed on SCHEDULE 5.15(F), the consummation of the transactions contemplated

                                      -36-

by this  Agreement  will not  accelerate  the time of  payment  or  vesting,  or increase  the amount of  compensation  or benefits due any Employee or liability under any Plan. Full payments of all amounts which Seller or any ERISA Affiliate is  required  or  committed  to pay to each of the  Plans  has been made for all periods prior to and as of the Closing Date; provided,  however, that the profit sharing contribution to Seller's 401(k) plan for 2006 will not be made as of the
Closing Date, but will be fully accrued on Seller's financial statements.

         (g) Seller has made  available  to  Purchaser  the last annual  return, including the actuarial report and all attachments thereto,  filed for each Plan and such returns and reports  fully and  accurately  set forth the financial and actuarial condition of such Plans and each trust funding such Plans.

         (h) Seller has made  available  to  Purchaser  an accurate and complete copy of each Seller Entity's standard severance policy. Except for such policies and as disclosed in SCHEDULE  5.15(A),  the Seller Entities and ERISA Affiliates
do not maintain, and do not have any potential liability for, severance or other termination obligations to any Business Personnel.

         (i) No Canada Plan is a registered  pension  plan,  or a plan,  whether funded or not funded, which provides retirement income and is not registered.

         (j) All  employee  data  necessary  to  administer  each Canada Plan in respect  of  current  and  former  Business  Personnel  of Canada  Sub and their respective  beneficiaries  is in the  possession of Canada Sub, and is complete, correct and in a form which is sufficient for the proper  administration  of the
Canada Plans in respect of current and former  Business  Personnel of Canada Sub and their respective beneficiaries.

         (k) To the Seller's knowledge,  there exists no Liability in connection with any  former  benefit  plan  relating  to the  current  or  former  Business
Personnel  of  Canada  Sub or any of  their  respective  beneficiaries  that has terminated, and all procedures for termination of each former pension or benefit plan has been  properly  followed  in  accordance  with the terms of the  former pension or benefit plan and applicable Laws.

         (l)  None  of  the  execution  and  delivery  of  this  Agreement,  the performance  of the Seller  Entities'  obligations  under this  Agreement or the consummation of any of the transactions contemplated in this Agreement will:

                  (i)      result  in  any  payment  (including  bonus,   golden
                           parachute,   retirement,    severance,   unemployment
                           compensation,  or other benefit or enhanced  benefit)
                           becoming payable under any Canada Plan;

                  (ii)     increase any  benefits  otherwise  payable  under any
                           Canada Plan;

                  (iii)    entitle any  Business  Personnel of Canada Sub to any
                           job  security  or  similar  benefit  or any  enhanced
                           benefits; or

                  (iv)     result in the  acceleration of the time of payment or
                           vesting of any benefits  otherwise  payable under any
                           Canada  Plan,  or result in any Canada Plan  becoming

                                      -37-

                           terminable  other  than at the  sole  and  unfettered
                           discretion of Canada Sub.

         (m) The summary plan descriptions  prepared for, and circulated to, the current  and  former  Business  Personnel  of Canada  Sub and  their  respective
beneficiaries   concerning   each  Canada  Plan,   together   with  all  written
communications  of a general  nature  provided to those  persons or any of them, accurately  describe in all material  respects the benefits  provided under each
Canada Plan referred to therein.

         (n) Upon termination of employment,  all sick leave benefits accrued by any Business Personnel of Canada Sub will lapse and no payment is required to be made by Canada Sub in respect of the lapsed benefit.

5.16     GUARANTEES.

         SCHEDULE  5.16  sets  forth  an  accurate  and  complete  list  of  all guarantees,  bid bonds, performance bonds, payment bonds, cash deposits, letters of credit,  foreign  exchange  contracts  and other  agreements  or  commitments relating to the foregoing  guaranteeing  or securing  liabilities or obligations arising out of or relating to the Business  pursuant to which any Seller  Entity has any liability (collectively "GUARANTEES"), and setting forth with respect to each such Guaranty, the amount thereof and the beneficiary thereof, complete and accurate copies of which Seller has made available to Purchaser.

5.17     ENVIRONMENTAL, SAFETY AND HEALTH MATTERS.

         (a) No Seller  Entity has entered into any written  agreement  with any
Governmental  Authority  or any  other  Person by which any  Seller  Entity  has assumed  responsibility,  either  directly  or as an  indemnitor,  guarantor  or surety,  for the  investigation or remediation of any condition  arising from or relating  to  a  Release  or  threatened  Release  of  Hazardous  Substances  in connection  with or  relating to the Assets or any  location to which  Hazardous
Substances related to or generated by the Business come to be located.

         (b) There is not now and has not been at any time in the past a Release into the environment of Hazardous Substances in violation of or in a manner that could  result in  liability  under any  Environmental  Laws for which any Seller
Entity, with respect to the Assets or any location to which Hazardous Substances related  to or  generated  by the  Business  are  located,  may be  directly  or indirectly responsible.

         (c) No Seller Entity has transported,  stored,  treated or disposed of, nor has it allowed or arranged for any third Person to transport,  store,  treat or dispose of, any Hazardous  Substances to or at any location other than a site lawfully  permitted to receive such substances;  nor has it performed,  arranged for  or  allowed  by any  method  or  procedure  such  transportation,  storage, treatment  or  disposal  in  violation  of or in a manner  that could  result in liability under any Environmental Laws.

         (d) Seller  has made  available  copies to  Purchaser  of any  reports, assessments,  analytical results, correspondence,  pleadings, or other documents

                                      -38-

related to  compliance  with or  liability  under any  Environmental  Law of the
Business, including any Phase I or II reports and any compliance audits.

5.18     TAX MATTERS.

         Except as set forth on SCHEDULE 5.18:

         (a) Each Seller Entity has duly filed, in accordance with Laws, all Tax returns and reports  required to be filed on or prior to the Closing  Date by or on  behalf  of such  Seller  Entity  relative  to the  Business  (including  all declarations,  reports  and  statements  required  to  be  filed  with  relevant
Governmental  Authorities  regulating  software technology park units in India).
Such Tax  returns  and  reports as filed (or to be filed) are (or will be) true, correct and complete in all respects. All Taxes due and payable as shown in such
Tax returns and reports or otherwise  (including all Taxes any Seller Entity was required to withhold from Employees,  agents, contractors,  and nonresidents) or otherwise required to be paid by any Seller Entity, have been paid.

         (b) No Tax  deficiency,  assessment  or penalty is proposed or assessed against any Seller  Entity with  respect to the  Business or Assets.  Seller has made available to Purchaser copies of all federal, state and foreign tax returns filed by any Seller  Entity in the past three (3) years.  Except as set forth on
SCHEDULE 5.18,  there is no ongoing  audit,  litigation,  or similar  proceeding concerning any Tax returns of any Seller Entity.

         (c) None of the  Assets is  property  required  to be  treated as being owned by any other  person or  entity  pursuant  to the  so-called  safe  harbor provisions  of  former  section  168(f)(8)  of the Code.  None of the  Assets is property that is tax exempt use property under section 168(h) of the Code.

         (d) None of the Assets  secures  any debt the  interest on which is tax exempt under section 103 of the Code.

         (e) No Seller  Entity is a foreign  person  within the  meaning of Code
Section 1445.

         (f) India Sub:

                  (i)      has not been required,  and is not required,  to file
                           any  Tax  return  with  any  Governmental   Authority
                           outside India, and no Governmental Authority has made
                           any claim  that India Sub is or may be subject to Tax
                           in any  jurisdiction  where India Sub has not filed a
                           Tax return;

                  (ii)     is a software  technology park unit as referred to in
                           Section 10A of the India Tax Act;

                  (iii)    is entitled  to  exemption  from Tax on income  under
                           Section 10A of the India Tax Act; and

                  (iv)     has fully complied with all the terms, conditions and
                           obligations  required  to  be  fulfilled  by  it as a
                           software technology park unit.

                                      -39-

         (g) Canada Sub:

                  (i)      has not been required,  and is not required,  to file
                           any  Tax  return  with  any  Governmental   Authority
                           outside  Canada,  and no  Governmental  Authority has
                           made any claim  that  Canada Sub is or may be subject
                           to Tax in any  jurisdiction  where Canada Sub has not
                           filed a Tax return;

                  (ii)     has not previously  claimed reserves under the ITA or
                           any other Tax Law for the most recent  taxation  year
                           ending prior to the date hereof;

                  (iii)    has not, directly or indirectly, transferred property
                           to, or acquired  property  from, any Person with whom
                           Canada  Sub was  not  dealing  at  Arm's  Length,  or
                           provided  services to or received  services  from any
                           such Person for consideration that is materially less
                           than the fair market value of the property or service
                           at the time of the disposition or acquisition thereof
                           (in the case of property) or the provision or receipt
                           thereof (in the case of services), or been a party to
                           any  contract or  transaction  that could result in a
                           liability for Tax under Section 160 of the ITA or any
                           substantially  similar provisions of other applicable
                           Tax Laws;

                  (iv)     has  made  available  to  Purchaser   copies  of  all
                           Contracts   and   other    documents    relating   to
                           transactions  entered into by it prior to the Closing
                           Date with  Persons  with whom the  Canada Sub was not
                           dealing at Arm's  Length at the time the  transaction
                           occurred;

                  (v)      is registered for purposes of the ETA;

                  (vi)     has complied,  in all material respects,  on a timely
                           basis with all registration,  reporting,  collection,
                           remittance and other  requirements  in respect of all
                           applicable sales and value-added Tax Laws,  including
                           the ETA,  the  Quebec  Sales  Tax Act and the  Retail
                           Sales Tax Act (Ontario);

                  (vii)    has  made   available  to  Purchaser   all  invoices,
                           purchase  orders and all such other  documents as are
                           necessary  to make any claim  for input tax  credits,
                           refunds or rebates claimed or to be claimed under the
                           applicable sales tax and value-added Tax Laws;

                  (viii)   has not made any  elections or  designations  for the
                           purposes  of the ITA or the ETA or  other  applicable
                           Tax Law;

                  (ix)     without  limiting the  generality of clause (viii) of
                           this SECTION  5.18(G),  has not acquired any property
                           on a  tax-deferred  or rollover basis and no election
                           under  Sections  13,  44, 83 or 85 of the ITA (or any
                           substantially similar provision of any applicable Tax
                           Law) has been made or filed by or on behalf of Canada
                           Sub with respect to the acquisition or disposition of
                           property;

                                      -40-

                  (x)      without  limiting the  generality of clause (viii) of
                           this  SECTION  5.18(G),  except for  elections  under
                           section  167 of the ETA and under  section  75 of the
                           Quebec  Sales Tax Act,  Canada  Sub is not a party to
                           any elections  made under the ETA or the Quebec Sales
                           Tax Act;

                  (xi)     has  not  made  or  authorized  any  payments  to its
                           directors,  officers, former directors,  shareholders
                           or  employees  or to any  person or  corporation  not
                           dealing  at Arm's  Length  with any of the  foregoing
                           except  in the  Ordinary  Course  and at the  regular
                           rates  payable to them of salary,  pension,  bonuses,
                           rents or other payments of any nature;

                  (xii)    has no  loans  or  indebtedness  outstanding  made to
                           directors, former directors,  officers,  shareholders
                           or  employees  of  Canada  Sub or to any  person  not
                           dealing at Arm's Length with any of the foregoing;

                  (xiii)   in the  three  (3)  years  prior  to the date of this
                           Agreement,  has not received or taken  advantage  of,
                           directly or indirectly,  any grants, Tax benefits,  ,
                           subsidies, loan guarantees,  government contracts, or
                           other forms of  preferential  treatment or assistance
                           from any  Governmental  Authority,  other  than those
                           provided for in the ITA or other Tax Laws;

                  (xiv)    has not  changed  its  taxation  year end  (which  is
                           December 31) since its incorporation; and

                  (xv)     has, in all  material  respects,  properly and timely
                           deducted, withheld and remitted all Taxes required to
                           be deducted, withheld or remitted by Canada Sub under
                           any  applicable  Law from amounts paid or credited by
                           Canada  Sub to or for the  account  or benefit of any
                           Person,  including  Taxes on  payments  to any of its
                           present or former  Business  Personnel,  officers  or
                           directors, and Taxes on payments to any Person who is
                           a non-resident of Canada.

                  (xvi)    There  are  no  circumstances  existing  which  could
                           result,  and the  Closing  will  not  result,  in the
                           application  to the Canada Sub of Sections 80 through
                           80.4  of  the  ITA  or  any   substantially   similar
                           provisions of any applicable provincial Tax Laws.

                  (xvii)   The  Records of Canada Sub fairly and  correctly  set
                           out  and  disclose  in  all  material  respects,  all
                           liabilities and unclaimed input tax credits under the
                           ETA  for  purposes  of  the  goods  and  services  or
                           harmonized  sales tax and any  unclaimed  credits  or
                           refunds under other similar provincial value added or
                           multi  staged  Tax.  All  financial  transactions  of
                           Canada Sub have been  recorded in its Records for Tax
                           purposes in all material  respects in accordance with
                           generally accepted accounting principles of Canada.

                  (xviii)  Copies of all Tax  rulings  pertaining  to Canada Sub have been made  available to  Purchaser.  There is no
                           action or, to Seller's  Knowledge,  threatened action
                           to revoke any such Tax ruling.  There are no requests

                                      -41-

                           for Tax rulings  pertaining  to Canada Sub that could
                           affect the  liability of Canada Sub or any  affiliate
                           of Canada Sub for Taxes or the amount of the  taxable
                           income or loss for any taxation year or period ending
                           after the Closing Date.

                  (xix)    SCHEDULE 5.18(G)  accurately  reflects all notices of
                           assessment and  reassessment  of Taxes that have been
                           received by Canada Sub from all relevant Governmental
                           Authorities  with respect to the Tax  liabilities  of
                           Canada Sub for all taxation  years and other  periods
                           subsequent  to January 1, 1998,  and no  Governmental
                           Authority  is entitled  to assess or reassess  Canada
                           Sub for  any Tax in  respect  of a  taxation  year or
                           other period prior to January 1, 1998.

                  (xx)     For purposes of this Section 5.18 and Section 2.4(a),
                           reference  to  a  Seller  Entity  shall  include  any
                           predecessor  to such Seller Entity or any Person from
                           which such Seller Entity incurs a liability for Taxes
                           as  a  result   of  joint  and   several   liability,
                           transferee liability, a contract or otherwise.

5.19     CUSTOMER RELATIONS; WARRANTIES.

         (a) Except as set forth on SCHEDULE  5.19(A),  since December 31, 2005, no Seller  Entity has  received any  indication  from any customer to the effect that such  customer  will  stop,  or  materially  decrease  the rate of,  buying services, materials or products from the Business.

         (b) Seller has made  available  Purchaser  with  complete  and accurate copies of all written (and  accurate  written  summaries  of all oral)  customer warranties currently in effect with respect to the Business.

         (c) There are no service warranty or product liability claims or causes of action  pending  or, to  Seller's  Knowledge  threatened,  against any Seller
Entity  relating to the Business.  Complete and accurate  summaries of the types and durations of the warranties  provided to customers are contained in SCHEDULE
5.19(C).

5.20     BROKERS.

         Except  as set  forth  on  SCHEDULE  5.20,  no  Seller  Entity  has any obligation to pay any fees or commissions to any broker,  finder,  or agent with respect to the transactions contemplated by this Agreement.

5.21     RELATED PARTY TRANSACTIONS; NO IMPROPER PAYMENTS OR INFLUENCE.

         (a) Except as described on SCHEDULE 5.21:

                  (i)      no officer or director of any Seller  Entity,  or any
                           immediate  family  member  or  Affiliate  of any such
                           officer or  director,  is  currently  indebted to any
                           Seller Entity,  nor is any Seller Entity indebted (or
                           committed  to  make  loans  or  extend  or  guarantee
                           credit) to any of such Persons; and

                                      -42-

                  (ii)     no officer or director of any Seller  Entity,  or any
                           immediate  family  member  or  Affiliate  of any such
                           officer  or  director,  has any  direct  or  indirect
                           ownership  interest  in any  Person  with  which  any
                           Seller Entity has a business relationship;  PROVIDED,
                           HOWEVER,  that the foregoing  representation  in this
                           SECTION 5.21(A)(II) shall not apply in cases where an
                           officer or director of a Seller Entity,  or immediate
                           family member or Affiliate  thereof,  owns stock of a
                           publicly-traded company, provided that such ownership
                           constitutes   less  than  one  percent  (1%)  of  the
                           outstanding  capital  stock of such  publicly  traded
                           company.

         (b) Without limiting the generality of SECTION 5.6:

                  (i)      Neither any Seller Entity nor any Affiliate, agent or
                           Employee  of  Seller  has used any funds or assets or
                           otherwise  made any  payment in  connection  with the
                           Business  that would  violate  any Law.  Neither  any
                           Seller Entity nor any Affiliate, agent or Employee of
                           Seller  has used  any  corporate  or  other  funds in
                           connection    with   the    Business   for   unlawful
                           contributions,  payments, gifts, or entertainment, or
                           made an unlawful  expenditure in connection  with the
                           Business relating to political activity to government
                           officials or others or  established or maintained any
                           unlawful or unrecorded  funds in connection  with the
                           Business in  violation of Section 30A of the Exchange
                           Act.  Neither  any Seller  Entity nor any  Affiliate,
                           agent or Employee of Seller has  accepted or received
                           any  unlawful  contributions,   payments,  gifts,  or
                           expenditures in connection with the Business.

                  (ii)     Each Seller Entity and its  Affiliates  have complied
                           with the U.S.  Foreign Corrupt  Practices Act and the
                           Export Administration  Regulations promulgated by the
                           Office  of  Export   Administration,   United  States
                           Department  of Commerce.  Each Seller  Entity and its
                           Affiliates have not, directly or indirectly, offered,
                           paid,  promised to pay or  authorized  the payment of
                           any  money  or   anything   of  value  to:   (a)  any
                           governmental   official,   any  political   party  or
                           official,  or any candidate for political  office; or
                           (b) any other Person,  in any case,  while knowing or
                           having  reason to know that all or a portion  of such
                           money or thing of value  has been  offered,  given or
                           promised,   directly  or  indirectly,   to  any  such
                           official,  to any political  party or party official,
                           or to any  candidate for  political  office,  for the
                           purpose of (i)  influencing any action or decision of
                           such official,  party or party official, or candidate
                           in his,  her or its  official  capacity,  including a
                           decision to fail to perform  his, her or its official
                           functions,  or (ii) inducing such official,  party or
                           party  official,  or candidate to use his, her or its
                           influence with any  Governmental  Authority to affect
                           or influence any act or decision of such Governmental
                           Authority   in  order  to   assist   Seller   or  its
                           Affiliates,  directly or indirectly,  in obtaining or
                           retaining business for or with, or directing business
                           to, any Person.

                                      -43-

5.22     PERFORMANCE UNDER CLIENT CONTRACTS.

         With  respect to each Client  Contract  under  which any Seller  Entity
purports  to  have  fully   performed   any  of  its   obligations   ("COMPLETED
OBLIGATIONS") prior to the Closing Date:

         (a) there exist no facts,  circumstances  or events that  constitute  a breach of any warranty made by the applicable  Seller Entity in or in connection with such Completed Obligations; and

         (b) the  applicable  Seller Entity has fully  performed  such Completed
Obligations in accordance with the terms and conditions of the applicable Client
Contract.

5.23     DISCLOSURE.

         None of the  representations  or warranties made by Seller herein or in any  Exhibit or  Schedule  hereto,  or in any  certificate  furnished  by Seller pursuant to this  Agreement,  when all such documents are read together in their entirety,  contains any untrue  statement of a material  fact, or omits to state any material fact necessary in order to make the statements  contained herein or therein, in the light of the circumstances under which made, not misleading.

--------------------------------------------------------------------------------
ARTICLE VI.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.
--------------------------------------------------------------------------------

         Purchaser,  acknowledging  that Seller is and will be relying  thereon, represents  and  warrants  to Seller,  on the date  hereof and as of the Closing
Date, as follows:

6.1      CORPORATE ORGANIZATION.

         (a) Each of  Purchaser  and Sponsor is a  corporation  duly  organized, validly  existing and in good  standing  under the laws of the State of Maryland and has all requisite  corporate  power and authority to own, lease or otherwise hold its assets, properties,  interests in properties and rights and to carry on its  business  as  presently  conducted  and  to  carry  on  the  Business  upon consummation of the transactions contemplated hereby.

         (b)  TEFIS is a  limited  liability  company  duly  organized,  validly existing  and in good  standing  under the laws of the State of Maryland and has all requisite  limited  liability  company power and authority to own,  lease or otherwise hold its assets, properties, interests in properties and rights and to carry on its business as presently conducted.

         (c) AGCC is an  unlimited  liability  company duly  organized,  validly existing  and in  good  standing  under  the  laws of  Nova  Scotia  and has all requisite  unlimited  liability  company  power and  authority to own,  lease or otherwise hold its assets, properties, interests in properties and rights and to carry on its business as presently conducted.

6.2      AUTHORIZATION AND EFFECT OF AGREEMENT.

         Each of the Purchaser  Entities has all requisite  corporate  power and authority  to execute  and  deliver  this  Agreement  and the other  Acquisition
Agreements  to which it is a party,  to perform its  obligations  hereunder  and thereunder and to consummate the transactions  contemplated  hereby and thereby.

                                      -44-

The execution, delivery and performance by each of the Purchaser Entities of its respective obligations under this Agreement and the other Acquisition Agreements to which it is to be a party, and the consummation by the Purchaser  Entities of the  transactions  contemplated  hereby and thereby,  have been duly and validly authorized by all necessary  corporate action on the part of each such Purchaser
Entity. This Agreement has been and each of the other Acquisition  Agreements to which each  Purchaser  Entity is to be a party when executed and delivered  will have been, duly and validly executed and delivered by such Purchaser Entity, and constitutes or will constitute a valid and binding  obligation of such Purchaser
Entity,  enforceable against such Purchaser Entity in accordance with its terms, except  as the  same  may  be  limited  by  applicable  bankruptcy,  insolvency,
reorganization,   moratorium  or  similar  Laws  relating  to  creditors  rights generally, and subject to general principles of equity.

6.3      NO CONFLICT.

         (a) The execution, delivery and performance by each Purchaser Entity of this Agreement and the other Acquisition Agreements to which it is to be a party does not, and the  consummation  by the Purchaser  Entities of the  transactions contemplated hereby and thereby will not, conflict with, result in any violation of, or constitute a default  (with or without  notice or lapse of time, or both)
under, give rise to a right of termination,  cancellation or acceleration of any obligation  or to the loss of any  material  benefit  under,  or  result  in the creation  of any Lien  upon any of its  assets  under any  provision  of (A) the
Organizational  Documents of any Purchaser Entity, (B) any contract to which any
Purchaser  Entity is a party, or (C) any order,  writ,  judgment,  injunction or decree applicable to any Purchaser Entity or any of its properties.

         (b) No  Approval  of any  Governmental  Authority  or other  Person  is required in connection  with the execution,  delivery and performance by each of the Purchaser Entities of the Acquisition  Agreements to which it is a party, or the consummation by each Purchaser  Entity of the  transactions  contemplated by the Acquisition  Agreement(s) to which it is a party, except for the filing of a premerger notification report under the HSR Act.

6.4      LITIGATION.

         There are no actions, suits or proceedings pending or, to the knowledge of Purchaser,  threatened,  which question the validity of this Agreement or any other  Acquisition  Agreement or any action  taken or to be taken in  connection herewith or therewith.

6.5      BROKERS.

         Neither  Purchaser nor any of its  Affiliates has any obligation to pay any fees or  commissions  to any broker,  finder,  or agent with  respect to the transactions contemplated by this Agreement.

6.6      FINANCIAL ABILITY.

         Purchaser has, and will have at Closing, cash on hand sufficient to pay the Purchase Price in full.

                                      -45-

6.7      DISCLOSURE.

         None of the  representations  or warranties made by Purchaser herein or in any Exhibit or Schedule hereto, or in any certificate  furnished by Purchaser pursuant to this  Agreement,  when all such documents are read together in their entirety,  contains any untrue  statement of a material  fact, or omits to state any material fact necessary in order to make the statements  contained herein or therein, in the light of the circumstances under which made, not misleading.

--------------------------------------------------------------------------------
ARTICLE VII.      COVENANTS
--------------------------------------------------------------------------------

7.1      PRESS RELEASES.

         Prior to the Closing,  no Party will issue or cause  publication of any press release or other announcement or public communication with respect to this
Agreement or the transactions  contemplated  hereby without the prior consent of the other, which consent will not be unreasonably withheld;  PROVIDED,  HOWEVER, that nothing herein will prohibit any Party from issuing or causing  publication of any such press release,  announcement or public  communication  to the extent that such Party  reasonably  determines  such action to be required by Law,  the rules of any national stock  exchange  applicable to it or its Affiliates or any other regulatory authority.

7.2      REGULATORY FILINGS; STEPS TO OBTAIN SHAREHOLDER APPROVAL.

         (a) As soon as practicable after the date hereof,  Purchaser and Seller will  make such  filings  as are  required  by the HSR Act with  respect  to the consummation of the  transactions  contemplated  by this  Agreement.  As soon as practicable after the date hereof, Purchaser and Seller will make or cause to be made such filings as may be required by any  comparable Law of any other country with  respect  to the  consummation  of the  transactions  contemplated  by this
Agreement.  Purchaser  and Seller  will file or cause to be filed as promptly as practicable  with the United  States  Federal  Trade  Commission  and the United
States  Department of Justice and any comparable  foreign  government agency any supplemental  information  which  may be  required  pursuant  to the  HSR Act or foreign  Law. All such  filings  comply or will comply in all material  respects with the  requirements  of the respective Laws pursuant to which they are filed.
Seller and  Purchaser  shall  each pay its own costs and  expenses  incurred  in connection with such filings;  PROVIDED,  HOWEVER, that all filing fees required under the HSR Act shall be paid one-half  (1/2) by Purchaser and one-half  (1/2)
by Seller.

         (b)  Purchaser  and Seller  shall  coordinate  and  cooperate  with one another and shall each use  reasonable  best efforts to comply  with,  and shall each refrain from taking any action that would impede compliance with, all Laws, and, as promptly as practicable after the date hereof, each of the Purchaser and
Seller shall make all filings, notices,  petitions,  statements,  registrations, submissions of  information,  applications  or  submissions  of other  documents required by any  Governmental  Authority in connection with the Transfer and the transactions  contemplated  hereby,  including  any filings  required  under the
Securities  Act of 1933 (as  amended),  the Exchange Act, any  applicable  state securities or "blue sky" laws and the  securities  laws of any foreign  country.
Each of the Purchaser and the Seller  Entities will cause all documents  that it is responsible  for filing with any  Governmental  Authority  under this SECTION
7.2(B) to comply in all material respects with all Laws.

                                      -46-

         (c) Each of the Parties will use its commercially reasonable efforts to obtain,  and to  cooperate  with  the  other  in  obtaining,  all  Approvals  of
Governmental  Authorities that may be or become necessary in connection with the consummation  of the  transactions  contemplated  by this Agreement  prior to or after the Closing.

         (d) Seller,  acting through the Seller Board, shall, in accordance with the applicable provisions of its Organizational Documents and the NYBCL:

                  (i)      As promptly as  practicable  following  the execution
                           and  delivery  of this  Agreement,  duly  call,  give
                           notice of, convene and hold a special  meeting of its
                           shareholders  for the  purposes  of  considering  and
                           taking action upon the approval of this Agreement and
                           the transactions  contemplated hereby and, subject to
                           SECTION  7.3(D),  include  disclosure  regarding  the
                           Seller Board  Approval in the materials  disseminated
                           to the Seller's shareholders; and

                  (ii)     As  promptly  as  practicable,  but in no event later
                           than thirty (30) days  following  the  execution  and
                           delivery  of  this  Agreement,  file  with  the SEC a
                           preliminary proxy or information  statement  relating
                           to this Agreement and the  transactions  contemplated
                           hereby.  Such proxy  statement may also  include,  in
                           Seller's sole discretion,  proposals  relating to the
                           sale of substantially all of the assets of or related
                           to the operations of Seller's Chimes, Inc. subsidiary
                           and the adoption of a plan of liquidation for Seller.
                           Seller  shall  obtain  and  furnish  the  information
                           required  to be  included  by the SEC in the proxy or
                           information   statement,   respond  promptly  to  any
                           comments   made  by  the  SEC  with  respect  to  the
                           preliminary proxy or information  statement and cause
                           a   definitive   proxy  or   information   statement,
                           including any amendments or supplements  thereto,  to
                           be  mailed  to  its   shareholders  at  the  earliest
                           practicable  date.  Seller shall provide to Purchaser
                           drafts  of  the  preliminary   proxy  or  information
                           statement and any amendments  thereto prior to filing
                           them or  disseminating  them to its  shareholders and
                           shall not include  therein any  description of any of
                           the  Purchaser  Entities  without  Purchaser's  prior
                           written   consent,   which   consent   shall  not  be
                           unreasonably withheld.

         Notwithstanding  anything  herein to the  contrary,  in no event  shall
Seller or the Seller  Board be  required to take any of the actions set forth in this  SECTION  7.2(D) prior to the date that is thirty (30) days  following  the execution and delivery of this Agreement.

7.3      EXCLUSIVITY.

         (a) NO  SOLICITATION OF ALTERNATIVE  TRANSACTIONS.  The Seller Entities
will not,  and will not permit or  authorize  any of their  Representatives  to, directly or indirectly,  take any of the following actions with any Person other than the  Purchaser  without the prior  written  consent of the  Purchaser:  (i)
solicit, initiate,  facilitate or encourage, or furnish information with respect to any of the Seller Entities, in connection with any inquiry, proposal or offer with respect to an Alternative Transaction;  (ii) negotiate, discuss, explore or

                                      -47-

otherwise communicate or cooperate in any way with any third Person with respect to any Alternative Transaction;  or (iii) enter into any agreement,  arrangement or  understanding  with respect to an  Alternative  Transaction or requiring any
Seller  Entity  to  abandon,   terminate  or  refrain  from   consummating   the
transactions  contemplated  by this Agreement  with the  Purchaser.  Each Seller
Entity shall  immediately  cease any discussions or negotiations  existing as of the date  hereof with any third  Person  relating  to any  proposed  Alternative
Transaction,  and shall request that all confidential  information  furnished on behalf of any Seller Entity to any such Persons be returned. This Section 7.3(a)
shall not apply to a Total Company Sale.

         (b) ALTERNATIVE TRANSACTION.  Notwithstanding the provisions of Section
7.3(a),  Seller may, in response to an  unsolicited  bona fide written  inquiry,
offer  or  proposal  with  respect  to  an   Alternative   Transaction   furnish
confidential   or   nonpublic   information   to   (pursuant   to  a   customary
confidentiality  agreement),  and engage in discussions  and negotiate with, the
Potential Acquirer making such written inquiry, offer or proposal.

         (c) NOTICE TO PURCHASER.  Seller shall,  and shall use its best efforts to cause its  Representatives  to, notify the Purchaser orally and in writing no later than forty-eight (48) hours after receipt by Seller of any inquiry,  offer or proposal with respect to an  Alternative  Transaction  or Total Company Sale,
including the identity of the Potential  Acquirer and stating the terms thereof, and shall thereafter keep Purchaser  reasonably  informed of any material change in the status of any  discussions or negotiations  with such Potential  Acquirer and any  material  changes  to the  terms  and  conditions  of such  Alternative
Transaction  or Total Company Sale, and shall promptly give the Purchaser a copy of any business or financial  information related to any Seller Entity delivered to such  Potential  Acquirer  which  has not  previously  been  reviewed  by the
Purchaser.

         (d) FIDUCIARY "OUT".  Notwithstanding anything in this Agreement to the contrary,  including  SECTION 7.3(A),  the Seller Board may at any time prior to the  effectiveness  of the  Shareholder  Approval,  (x)  withdraw  or modify its approval or recommendation  of this Agreement and the transactions  contemplated hereby or (y) approve or recommend an Alternative Transaction or a Total Company
Sale  provided  that,  in  the  case  of  an  Alternative  Transaction:  (A)  an unsolicited  bona fide  written  offer or  proposal is made to Seller by a third party with respect to such  Alternative  Transaction  and such offer or proposal for an Alternative Transaction is not withdrawn; (B) the Seller Board determines in good faith, after consultation with its financial advisor, that such offer or proposal  constitutes  a Superior  Alternative  Transaction;  and (C)  following consultation  with  outside  legal  counsel,  the Seller Board or a committee of disinterested  directors  determines  that the withdrawal or modification of its approval or  recommendation  of this Agreement or the transactions  contemplated hereby is required to comply with the  fiduciary  duties of the Seller  Board to the shareholders of Seller under applicable Law.

7.4      INVESTIGATION BY PURCHASER.

         Prior to the Closing,  upon reasonable  notice from Purchaser to Seller given in accordance with this Agreement,  the Seller Entities will afford to the

                                      -48-

officers,  attorneys,   accountants  and  other  authorized  representatives  of
Purchaser  complete access during normal business hours (upon reasonable advance notice) to the assets, properties,  officers, Employees and books and records of the Seller  Entities so as to afford  Purchaser  full  opportunity  to make such review, examination and investigation of the Business as Purchaser may desire to make. Purchaser will be permitted to make extracts from or to make copies of the
Seller  Entities'  books  and  records  as it may deem  necessary.  Prior to the
Closing,  the Seller  Entities  will  furnish or cause to be  furnished,  to the extent it is available,  such financial and operating data and other information as to the Business as Purchaser may reasonably request.

7.5      CONFIDENTIAL NATURE OF INFORMATION.

         Subject to SECTION  7.1,  for the period from the date hereof until the
Closing, the provisions of that certain Confidentiality Agreement between Seller and Allegis Group Services,  Inc. dated January 6, 2006 are hereby  incorporated herein in all respects by reference  thereto and shall also apply to  Evaluation
Material (as defined therein) which is disclosed to Purchaser hereunder prior to
Closing.  In  addition  to using such  Evaluation  Material  for the  purpose of evaluation  as permitted  under such  Confidentiality  Agreement,  the Purchaser shall  also be  permitted  to use such  Evaluation  Material  to  carry  out the transactions contemplated by this Agreement.

7.6      OPERATION OF THE BUSINESS.

         Except  as  expressly  contemplated  by  this  Agreement  or  otherwise consented to by  Purchaser in writing,  between the date hereof and the Closing,
Seller will, and will cause the other Seller Entities to:

         (a)  conduct  their  business  in the  Ordinary  Course,  and  use  all
commercially   reasonable  efforts  to  maintain  the  goodwill  and  reputation associated  with the Business and to avoid taking any action that would cause or constitute a breach of any of the warranties contained in ARTICLE V;

         (b) use commercially  reasonable  efforts to maintain the employment of all Business Personnel who have executed employment  agreements with a Purchaser
Entity that are contingent upon the Closing;

         (c) not enter into any  contract or  commitment  by or on behalf of the
Business,  except (i) contracts or commitments to provide the services regularly offered by the Business in the Ordinary  Course,  and (ii) other  contracts  and commitments in the Ordinary Course requiring  payments not in excess of $100,000 in the aggregate;

         (d) not amend or terminate any Material  Contract,  other than any such amendment or termination of any Material Contract in the Ordinary Course;

         (e) not license, transfer, pledge, mortgage or otherwise dispose of any tangible or  intangible  asset that is material to the  Business,  except in the
Ordinary Course;

         (f) not cancel,  amend,  release,  waive or  compromise,  except in the
Ordinary Course,  any debts or claims in favor of any Seller Entity in excess of
$100,000;

                                      -49-

         (g) except in the Ordinary Course, not institute any material change in the  method of  purchase,  sale,  lease,  management,  marketing,  operation  or accounting, in each case in respect of the Business;

         (h) not materially  increase the  compensation  payable to any Business
Personnel  or grant to any  Business  Personnel  any  unusual  or  extraordinary bonuses,  benefits or other forms of direct or indirect compensation (including, without limitation, severance, termination or "change of control" benefits);

         (i) not amend any  employment  terms for any Business  Personnel  whose compensation from the Business in the last fiscal year exceeded $75,000;

         (j) not amend or make any  changes  with  respect  to any  other  plan, program, policy or arrangement covering such Employees, including any Plan;

         (k) not change any  accounting  method,  practice or policy used by the
Business;

         (l)  not  incur  any  capital   expenditure   or  acquire  any  assets,
properties,  capital  stock or  business  of any other  Person  (except  for the acquisition of assets used in the Ordinary Course); and

         (m) not agree or  commit  to do  anything  described  in the  foregoing clauses (c) through (l).

7.7      PERSONNEL MATTERS.

         (a) EMPLOYMENT OF SELLER'S  EMPLOYEES.  Purchaser will offer employment to a substantial  number of Business  Personnel employed or engaged by Seller or
Healthcare  Sub.  Purchaser  may,  upon prior  notice to Seller,  interview  and discuss potential employment with all Business Personnel. Purchaser will provide
Seller with a list of Business  Personnel to whom Purchaser has made an offer of employment  that  has been  accepted  to be  effective  upon  the  Closing  (the
"TRANSFERRED PERSONNEL") (the foregoing is in addition to, and not in limitation of, any rights of access provided to Purchaser  pursuant to SECTION 7.4).  After the Closing,  Seller and  Healthcare  Sub shall be solely  responsible  for, and shall pay and discharge,  all Liabilities  (including any severance  benefits or dues,  whether statutory or otherwise) arising in connection with the end of the independent contractor relationship or employment (as applicable) with Seller or
Healthcare Sub of all Transferred  Personnel.  The foregoing  sentence shall not apply to any termination by any Purchaser  Entity of the independent  contractor relationship  or  employment  (as  applicable)  of any person except that Seller shall reimburse Canada Sub for any severance  obligations Canada Sub is required to be pay to those  employees of Canada Sub the employment of whom Purchaser has notified Seller in writing prior to Closing that it intends to terminate.

         (b) EMPLOYEE BENEFIT ARRANGEMENTS.

                  (i)      Seller shall cause all group health plans that are US
                           Plans and under which  Business  Personnel  and their
                           beneficiaries  are  covered  on the  Closing  Date to
                           continue to cover such Business Personnel until 11:59
                           p.m., New York City time, on the last calendar day of

                                      -50-

                           the  month in which  the  Closing  Date  occurs  (the
                           "BENEFIT  CUTOFF  TIME").  As of the  Benefit  Cutoff
                           Time,   all   Transferred   Personnel   shall   cease
                           participation in all US Plans, except with respect to
                           benefits  accrued  as of,  or claims  incurred  on or
                           prior  to,  such  time.   Purchaser  shall  bear  all
                           responsibility for providing to Transferred Personnel
                           and their  beneficiaries  who are otherwise  eligible
                           under the terms of  Purchaser's  group health  plans,
                           coverage  under a group  health plan  beginning as of
                           the Benefit Cutoff Time.

                  (ii)     Seller  shall  continue to  maintain a "group  health
                           plan" (within the meaning of Section  4980B(g)(2)  of
                           the Code)  until the date that Seller  completes  the
                           winding  up of its  business.  Seller  shall  provide
                           Purchaser with written notice at least 30 days before
                           Seller  will cease to maintain a group  health  plan.
                           Such notice will include such  information  regarding
                           the  individuals  covered under Seller's group health
                           plan as Purchaser may reasonably  request in order to
                           permit  Purchaser to comply with any  obligations  it
                           might have under COBRA when Seller ceases to maintain
                           the group health plan.

                  (iii)    Purchaser  assumes no liability  with respect to, and
                           receives  no right or  interest  in,  any  Controlled
                           Group Benefit Plan.

                  (iv)     With respect to claims by  Transferred  Personnel and
                           their   beneficiaries  and  dependents  for  workers'
                           compensation or for the type of benefits described in
                           Section  3(1) of ERISA  (whether  or not  covered  by
                           ERISA),  (i) Seller shall  assume and be  responsible
                           for such claims that are  incurred on or prior to the
                           Closing Date; and (ii) Purchaser  shall assume and be
                           responsible  for such claims that are incurred  after
                           the Closing Date.  For purposes of the  foregoing,  a
                           medical/dental  claim  shall be  considered  incurred
                           when the  medical  services  are  rendered or medical
                           supplies  are  provided,  and not when the  condition
                           arose;  provided  that claims  relating to a hospital
                           confinement that commences on or prior to the Closing
                           Date but  continuing  thereafter  shall be treated as
                           incurred  on  or  prior  to  the  Closing   Date.   A
                           disability  or workers'  compensation  claim shall be
                           considered  incurred on or prior to the Closing  Date
                           if the injury or  condition  giving rise to the claim
                           occurred on or prior to the Closing Date.

                  (v)      Seller  shall  not  offer to any  Business  Personnel
                           healthcare  flexible  spending  account  coverage for
                           2007.

                  (vi)     Seller shall be  responsible  for  satisfying any and
                           all   obligations    and   liabilities    under   the
                           continuation  coverage provisions of the CONSOLIDATED
                           OMNIBUS BUDGET RECONCILIATION ACT OF 1985, as amended
                           ("COBRA"),  and any  applicable  state Law to provide
                           continuation  coverage  to or  with  respect  to  all
                           employees   or  former   employees   of  Seller   and
                           Healthcare Sub and their beneficiaries as a result of
                           any "qualifying event" occurring prior to the Closing
                           or as a result of the  transactions  contemplated  by
                           this  Agreement.  Seller shall not take any action or

                                      -51-

                           cause  any  action  to be taken  that  would  trigger
                           liability  to  Purchaser  with  respect  to  any  M&A
                           qualified  beneficiary  within the meaning of Section
                           54.4980B-9 of the Treasury Regulations of the Code.

                  (vii)    Purchaser will absorb all accrued but unpaid vacation
                           pay for all  Transferred  Personnel up to forty hours
                           per Transferred  Person. All bonuses due to employees
                           to be paid in the year of closing  shall be  prorated
                           between  Seller and  Purchaser as of the Closing Date
                           with the Seller being responsible for the fraction of
                           such bonus equal to the number of days from the first
                           day of the  calendar  year in which the Closing  Date
                           occurs  to the  Closing  Date  divided  by  365.  Any
                           severance  pay due to  Transferred  Personnel who are
                           subsequently  terminated  by the  Purchaser  shall be
                           payable by the Purchaser. All bonuses paid or payable
                           to  Transferred  Personnel with respect to 2006 shall
                           be paid by Seller.

         (c) WARN ACT NOTICES.  In respect of notices and  payments  relating to events occurring on or prior to the Closing, Seller shall be responsible for and assume all liability for any and all notices, payments, fines or assessments due to any government authority, pursuant to any Law with respect to the employment, discharge or layoff of Business  Personnel by any Seller  Entity as of or before the Closing, including but not limited to the WARN Act.

         (d) NO THIRD PARTY RIGHTS. Nothing expressed or implied in this SECTION
7.7 will  confer  upon any  Business  Personnel,  any  employee  or  independent contractor of Purchaser,  or any legal  representative  of any such Person,  any rights or remedies,  including any right to  employment or continued  employment for any specified period, of any nature or kind whatsoever under or by reason of this  Agreement.  Except as  provided  in  SECTION  7.7(B)(II),  nothing in this
Agreement  will  limit or  restrict  in any way the  right of the  Seller or the
Purchaser to modify,  amend,  terminate or establish  employee  benefit plans or arrangements in whole or in part at any time after the Closing Date.

         (e) NUMBER OF EMPLOYEES.  Seller agrees to cause Canada Sub to maintain the  employment of Eligible  Employees so that the number of Eligible  Employees employed by Canada Sub on December 31, 2006 and on each day thereafter up to and including  the  Closing  Date  shall be equal to or greater  than three  hundred fifteen (315).

7.8      GENERAL POST CLOSING MATTERS.

         (a) POST CLOSING NOTIFICATIONS; COOPERATION.

                  (i)      Each of Purchaser and Seller will, and will cause its
                           Affiliates    to,   comply   with   any    applicable
                           post-Closing   notification  or  other   requirements
                           relating to the transactions  contemplated  hereby of
                           any  antitrust,  trade  competition,   investment  or
                           control,  export  or  other  Law of any  Governmental
                           Authority having jurisdiction over the Business.

                  (ii)     To the  extent  lawful,  Purchaser  and  Seller  will
                           cooperate to obtain favorable  unemployment insurance

                                      -52-

                           and  workers'  compensation  ratings  with respect to
                           those states in which any material  operations of the
                           Business are conducted.

         (b) ACCESS.

                  (i)      On  the  Closing  Date  or  as  soon   thereafter  as
                           practicable,  but in no event  later than ninety (90)
                           calendar  days after the  Closing  Date,  Seller will
                           deliver or cause to be  delivered  to  Purchaser  all
                           original  agreements,  documents,  books, records and
                           files (whether in machine or  human-readable  format)
                           in  the  possession  of  Seller  and  its  Affiliates
                           relating to the  Business  or the  Assets,  including
                           property  records,  production  records,  engineering
                           records,  purchasing and sales records, personnel and
                           payroll  records  (to the extent  permitted  by Law),
                           accounting  records,   mailing  lists,  customer  and
                           vendor lists and records,  contractor  and  candidate
                           lists and records,  and databases  containing  any of
                           the foregoing (collectively, "RECORDS"), except that,
                           subject  to  Purchaser's  right  to  have  reasonable
                           access,  Seller  shall  retain  and not  Transfer  to
                           Purchaser (i) Records  which contain only  incidental
                           information  relating to the  Business  or  primarily
                           relating to Seller or the  businesses of Seller other
                           than the Business; (ii) personnel and payroll Records
                           that Seller is prohibited by Law from transferring to
                           Purchaser;  and (iii) the Organizational Documents of
                           Seller,  Healthcare  Sub and GBS  (collectively,  the
                           "RETAINED RECORDS").

                  (ii)     For a period  of five (5) years  after  the  Closing,
                           upon reasonable notice,  each of Purchaser and Seller
                           will   give,   or   cause   to  be   given,   to  the
                           Representatives of the other access to and permission
                           to copy, at the requesting  Party's  expense,  during
                           normal  business hours,  Records  relating to periods
                           prior to the Closing and access to employees,  to the
                           extent  reasonably  requested  by the other  Party in
                           connection with financial reporting matters,  audits,
                           legal    proceedings,    employee   benefit   claims,
                           governmental   investigations  and  other  reasonable
                           business   purposes   related  to  the  fact  of  its
                           ownership of the Business;  PROVIDED,  HOWEVER,  that
                           nothing  herein  will  obligate  any  Party  to  take
                           actions  that would  unreasonably  disrupt the normal
                           course  of its  business,  violate  the  terms of any
                           contract to which it is a party or to which it or any
                           of its assets is subject,  or grant  access to any of
                           its    proprietary,    confidential   or   classified
                           information  which does not relate to the Business or
                           the Assets;  provided,  HOWEVER, that Purchaser,  its
                           Affiliates and the employees, officers, directors and
                           agents of any of them shall not have any liability in
                           connection therewith. Notwithstanding anything herein
                           to the contrary,  this SECTION  7.8(B)(II)  shall not
                           apply  with  respect  to  Actions  or other  disputes
                           between the Parties.

                  (iii)    In the event and for so long as any Party actively is
                           pursuing an  affirmative  recovery or  contesting  or
                           defending  against  any  charge,  complaint,  action,
                           suit, proceeding,  hearing,  investigation,  claim or
                           demand  in  connection   with  (i)  any   transaction

                                      -53-

                           contemplated  under this Agreement or any Acquisition
                           Agreement or (ii) any fact, situation,  circumstance,
                           status,   condition,    activity,   practice,   plan,
                           occurrence,  event, incident,  action, failure to act
                           or  transaction  on or  prior  to  the  Closing  Date
                           involving the Business or the Assets, the other Party
                           will cooperate with such Party and its counsel in the
                           pursuit,  contest  or  defense  as may be  reasonably
                           requested.

         (c) CERTAIN TAX MATTERS.

                  (i)      Except  as  otherwise   expressly  provided  in  this
                           Agreement,  Purchaser  and Seller will share  equally
                           and promptly reimburse the other for its share of any
                           applicable sales, use, transfer,  stamp,  conveyance,
                           value added or other similar taxes,  duties,  excises
                           or   governmental   charges  imposed  by  any  taxing
                           jurisdiction,  domestic or foreign,  with  respect to
                           the Transfer of the Assets (including but not limited
                           to   Transferred   Intellectual   Property)  and  any
                           deficiency, interest or penalty asserted with respect
                           thereto;  and  for  all  recording  or  filing  fees,
                           notaries fees and other similar costs of closing with
                           respect to  Transfer  of the Assets or  otherwise  on
                           account  of  this   Agreement  or  the   transactions
                           contemplated hereby.

                  (ii)     Seller and Purchaser shall each (i) provide the other
                           Party with such  information  or assistance as may be
                           reasonably requested of such Party in connection with
                           the  preparation  and filing of any return or report,
                           any audit or examination by any taxing authority, any
                           judicial or administrative  proceeding,  or any other
                           reasonable business purpose relating to liability for
                           Taxes with  respect to the  Business or Assets;  (ii)
                           retain for the statute of limitations  (including any
                           extensions)  applicable with respect to such returns,
                           audits, examinations,  or proceedings,  such material
                           records or  information  as may be relevant  thereto;
                           (iii) provide the other Party with reasonable  access
                           to,  and  allow the other  Party to make  copies  and
                           extracts of, such records or  information,  and prior
                           to disposing of any such records or information allow
                           the  other  Party  (at the  first  Party's  cost  and
                           expense  of   shipping)   the  right  to  obtain  the
                           originals  of such  records or  information;  (iv) in
                           connection with such returns,  audits,  examinations,
                           and  proceedings,  cause its relevant  employees  and
                           representatives  to be  reasonably  available  to the
                           other  Party  and  to  provide  to  the  other  Party
                           reasonable technical support (including the provision
                           of  interpretations,  analyses,  and  testimony  with
                           respect  to  operation  of  the  Business  and  other
                           intangibles);  and (v)  provide  the other Party with
                           any   final   determination   of  any   such   audit,
                           examination,  or  proceeding  that affects the amount
                           required  to be shown on any tax  return of the other
                           Party for any period. The Party requiring  assistance
                           shall  reimburse  the other Party for all  reasonable
                           out of  pocket  costs  incurred  as a  direct  result
                           thereof   (excluding   costs  of  time   expended  by
                           employees  and  representatives),  but only if and to
                           the extent that the first  Party was  informed of and
                           approved  of the  costs  prior  to the  provision  of

                                      -54-

                           assistance.   Access  to  records   and   information
                           relating to Taxes  shall be governed by this  SECTION
                           7.8(C)(II), and not SECTION 7.8(B)(II).

                  (iii)    Notwithstanding   any   other   provision   in   this
                           Agreement,  Seller shall indemnify and hold Purchaser
                           harmless from all Taxes attributable to the ownership
                           or  sale  of  the  Assets  or the  operations  of the
                           Business for all taxable  periods ending on or before
                           the Closing Date. In case of a period that  includes,
                           but does not end on the Closing Date, Taxes which are
                           in the nature of real  property or personal  property
                           Taxes  shall  be  allocated  to the  Seller  for  the
                           portion of the period ending on or before the Closing
                           Date,  pro rata  based on the ratio of the  number of
                           days in the portion of the period ending on or before
                           the Closing  Date to the total  number of days in the
                           period.  All other Taxes shall be allocated  based on
                           the date they actually accrue.

                  (iv)     Seller hereby agrees and acknowledges  that after the
                           Closing Date  Purchaser  shall be entitled to make an
                           election pursuant to Section 338(g) of the Code.

         (d) MATERIALS RECEIVED AFTER CLOSING.  Following the Closing, Purchaser
may receive and open all mail,  electronic mail and telecopies  addressed to any
Seller Entity or any of their  Affiliates and deal with the contents  thereof in its discretion to the extent that such mail,  electronic  mail or telecopies and the  contents  thereof  relate to the Business or the Assets.  Seller  agrees to promptly deliver to Purchaser all of the mail,  electronic mail, checks,  money, telecopies  and any other  information  related  to the  Business,  the  Assumed
Liabilities or the Assets received by Seller or any of its Affiliates  following the Closing.  Seller will  cooperate  with  Purchaser,  and take such actions as
Purchaser  reasonably  requests,  to assure that  customers of the Business send their remittances directly to Purchaser. Purchaser agrees to promptly deliver to
Seller all of the mail,  electronic mail,  checks,  money,  telecopies and other information related to the Excluded Assets or the Excluded  Liabilities received by Purchaser following the Closing.

         (e) COLLECTION AND REMITTANCE OF ACCOUNTS RECEIVABLE.

                  (i)      Seller  agrees to  promptly  remit to  Purchaser  all
                           amounts  collected by any Seller  Entity  (other than
                           any Seller Sub) or any of their  Affiliates after the
                           Closing in respect of any account  receivable related
                           to the Business  that was included in the Assets,  or
                           otherwise  relates to or arises from the operation of
                           the Business by Purchaser after the Closing.

                  (ii)     Purchaser  agrees to  promptly  remit to  Seller  all
                           amounts  collected by Purchaser  after the Closing in
                           respect of (x) any account  receivable related to the
                           Business  that was not included in the Assets and (y)
                           the  Quebec  Tax  Receivable  and to  file,  or cause
                           Canada Sub to file, such forms with such Governmental
                           Authorities  and take,  or cause  Canada Sub to take,
                           such other actions as Seller may  reasonably  request
                           promptly  after  any such  request  with  respect  to
                           collection of the Quebec Tax Receivable and otherwise
                           to use reasonable efforts to collect, or cause Canada
                           Sub to collect,  such  receivables and the Quebec Tax

                                      -55-

                           Receivable;   PROVIDED,   HOWEVER,   that  if  it  is
                           reasonably  necessary  for Purchaser or Canada Sub to
                           engage any third party professional  service provider
                           to provide  assistance with the actions  contemplated
                           by this clause (y),  Seller shall be responsible  for
                           the   fees  and   expenses   of  such   third   party
                           professional  service provider.  If Seller has ceased
                           to exist at the time Purchaser  would  otherwise make
                           any  such  remittance,  Purchaser  shall  remit  such
                           amount to Seller's successors or assigns, as the case
                           may  be.  If   Purchaser  is  unable  to  locate  any
                           successors or assigns of Seller after reasonable good
                           faith  efforts  to do so  (not  including  individual
                           shareholders of Seller),  Purchaser shall be entitled
                           to retain  amounts  collected by Purchaser that would
                           otherwise  be  payable to Seller  under this  SECTION
                           7.8(E).

                  (iii)    Notwithstanding  anything  to the  contrary  in  this
                           SECTION 7.8(E):

                           (A)      if any Over 180  Account is  collected  by a
                                    Purchaser  Entity,  in  whole  or  in  part,
                                    within  sixty  (60) days  after the  Closing
                                    Date,   Purchaser   shall   pay  to   Seller
                                    ninety-five  percent (95%) of such collected
                                    amount (and  Purchaser  shall be entitled to
                                    retain the  remaining  five  percent (5%) of
                                    such collected amount);

                           (B)      to the extent the aggregate amount of 91-180
                                    Accounts collected by the Purchaser Entities
                                    exceeds the amount of 91-180  Accounts  that
                                    are reserved as  uncollectible  for purposes
                                    of calculating Net Working Capital, and such
                                    excess  amounts are  collected  within sixty
                                    (60) days after the Closing Date,  Purchaser
                                    shall  pay  to  Seller  ninety-five  percent
                                    (95%) of such excess collected  amounts (and
                                    Purchaser  shall be  entitled  to retain the
                                    remaining  five  percent (5%) of such excess
                                    collected amounts); and

                           (C)      as used herein, (1) "OVER 180 ACCOUNT" means
                                    any  account   receivable   related  to  the
                                    Business that was included in the Assets and
                                    that  was  aged  over  180  days  as of  the
                                    Closing Date; and (2) "91-180 ACCOUNT" means
                                    any  account   receivable   related  to  the
                                    Business that was included in the Assets and
                                    that  was  aged  more  than 90 days and less
                                    than 181 days as of the Closing Date.

7.9      BEST EFFORTS.

         Without  limiting the generality or effect of any provision of ARTICLES
VIII or IX and subject to SECTION 2.5, prior to the Closing, each of the parties hereto will use reasonable  best efforts with due diligence and in good faith to satisfy promptly all conditions required hereby to be satisfied by such Party in order to expedite the consummation of the transactions contemplated hereby.

                                      -56-

7.10     CLIENT MEETINGS.

         Prior to the Closing,  Seller shall assist  Purchaser in all reasonable
respects  in  promptly   scheduling  and   conducting   meetings  with  mutually
agreed-upon clients of the Business.

7.11     DETERMINATION OF PURCHASE PRICE ALLOCATION.

         Prior to the Closing, Seller and Purchaser shall use their best efforts to agree in writing to an allocation  of the Purchase  Price among the Purchased
Assets for all purposes (including Tax and financial accounting). The failure of
Seller and Purchaser to reach agreement on a Purchase Price allocation shall not constitute  grounds for termination of this Agreement by any Party and agreement by Seller and Purchaser to a Purchase Price  allocation shall not be a condition to the obligation of any Party to consummate the  transactions  contemplated  by this Agreement.

7.12     BRING-DOWN REPORTS.

         Seller shall deliver to Purchaser:

         (a) a true and complete  revised version of SCHEDULE  5.14(A),  as of a date no less than seven (7) days prior to the Closing Date;

         (b) an  unauditied  balance  sheet of the Business as of September  30,
2006 and a Summary of Income and Expenses for  Staffing  and  Solutions  for the
year-to-date period ended September 30, 2006 (the "SEPTEMBER 30 STATEMENTS"), as soon as each is  available,  but in any event no later  than  fifteen  (15) days after the date on which  Seller  files a  Quarterly  Report on Form 10-Q for the quarter ended September 30, 2006; and

         (c) if available prior to Closing,  an unauditied  balance sheet of the
Business  as of  December  31,  2006 and a Summary  of Income and  Expenses  for
Staffing and Solutions for the year ended  December 31, 2006  (together with the
September  30  Statements,  the  "BRING-DOWN  STATEMENTS"),  as  soon as each is available.

--------------------------------------------------------------------------------
ARTICLE VIII.     CONDITIONS TO CLOSING
--------------------------------------------------------------------------------

8.1      CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER.

         The  obligations  of Purchaser  under this  Agreement to consummate the transactions contemplated hereby are subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived at the option of Purchaser (in its sole discretion):

         (a) PERFORMANCE OF COVENANTS. Seller and each other Seller Entity shall have performed,  in all material respects,  all of their respective  obligations required to be performed by each of them under this Agreement at or prior to the
Closing (except that Seller and Canada Sub shall have complied with the covenant in Section 7.7(e) in all respects).

         (b) REPRESENTATIONS AND WARRANTIES.  The representations and warranties of Seller set forth in this Agreement  shall be true and correct in all material

                                      -57-

respects (except that those  representations  and warranties that are limited by materiality shall be true and correct in all respects) as of the Closing Date as if made at and as of the Closing  Date  (except  where such  representations  or warranties are made expressly as of a specific date, and then as of such date).

         (c) CERTIFICATE FROM OFFICER OF SELLER.  Seller shall have delivered to
Purchaser the Seller Compliance Certificate.

         (d) NO LEGAL  OBSTRUCTION.  All required waiting periods under the Hart
Scott Rodino  Antitrust  Improvement  Act of 1976, as amended ("HSR ACT") or any similar act, foreign or domestic,  shall have expired or been terminated.  There shall not have been entered a  preliminary  or permanent  injunction,  temporary restraining  order or other  judicial or  administrative  order or decree in any jurisdiction,  the  effect  of which  prohibits  the  Closing.  No law,  rule or regulation shall have been enacted or promulgated, and no investigation, action, suit or proceeding  shall have been  threatened or instituted  against Seller or
Purchaser  which,  in any such case,  in the  reasonable  judgment of Purchaser, challenges,  or  might  result  in a  challenge  to,  the  consummation  of  the transactions contemplated hereby, or which claims, or might give rise to a claim for,  damages  against  Purchaser  as a  result  of  the  consummation  of  such transaction.

         (e)  ABSENCE  OF  CHANGES.  There  shall not have  occurred  any Seller
Material Adverse Effect.

         (f)  CONSENTS.  All  consents of any  Governmental  Authority  that are necessary  for  the  consummation  of  the  transactions  contemplated  by  this
Agreement  or for the  assignment  of any of the Assets by Seller and each other
Seller Entity to Purchaser shall have been obtained. Seller shall have obtained, and  delivered  to  Purchaser  copies of, (i) all  Approvals  listed on SCHEDULE
8.1(F),  each of which shall be in form and substance  reasonably  acceptable to
Purchaser; and (ii) written evidence from CIT that CIT has released all Liens on the Assets.

         (g)  SHAREHOLDER   APPROVAL.   This  Agreement  and  the   transactions
contemplated  hereby  shall have been  approved  and  adopted  by the  requisite affirmative  vote of the shareholders of Seller in accordance with the NYBCL and the Organizational  Documents of Seller ("SHAREHOLDER  APPROVAL").  Seller shall
have  delivered  to  Purchaser  a  copy  of  the  resolutions   adopted  by  the
shareholders of Seller for the Shareholder Approval, which shall be certified by the Secretary of Seller.

         (h) OPINION OF  COUNSEL.  Purchaser  shall have  received an opinion of
Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to Seller,  covering the matters  set forth in  EXHIBIT H,  addressed  to  Purchaser  and dated as of the
Closing Date.

         (i)  CORPORATE  DOCUMENTS.  Seller shall have  delivered  the following documents to Purchaser:

                  (i)      the certificate of  incorporation  or organization of
                           each Seller  Party and Seller Sub,  certified as of a
                           recent date by the applicable Governmental Authority;

                  (ii)     a certificate of the Secretary or Assistant Secretary
                           of each Seller Party as to the  incumbency of persons
                           signing   this   Agreement  on  their   behalf,   the

                                      -58-

                           Organizational  Documents  of such  Seller  Party and
                           Seller Sub (other than those Organizational Documents
                           delivered  pursuant  to  clause  (i) of this  SECTION
                           8.1(I))  and,  (A) in  the  case  of the  certificate
                           delivered in respect of Seller,  the  resolutions for
                           the  Seller  Board  Approval,  (B) in the case of the
                           certificate   delivered   in  respect  of  GBS,   the
                           resolutions   of  the  board  of   directors  of  GBS
                           authorizing  the execution,  delivery and performance
                           by GBS of the Acquisition Agreements, (C) in the case
                           of the certificate delivered in respect of Healthcare
                           Sub,  the  resolutions  of the  manager  or  managing
                           member of Healthcare Sub  authorizing  the execution,
                           delivery and  performance  by  Healthcare  Sub of the
                           Acquisition Agreements all of which shall be attached
                           thereto; and

                  (iii)    a certificate  of good standing for each Seller Party
                           and  Seller  Sub  from  the  applicable  Governmental
                           Authority in the  jurisdiction  where such entity was
                           incorporated or organized and each jurisdiction where
                           such entity is required to be qualified or registered
                           to   transact   business   as  a  foreign   or  alien
                           corporation   except  where  the  failure  to  be  so
                           qualified  or  registered  would  not  have a  Seller
                           Material  Adverse  Effect;  PROVIDED,  HOWEVER,  that
                           Seller shall only be  obligated  to use  commercially
                           reasonable  efforts to obtain a  certificate  of good
                           standing   for   India   Sub  from   the   applicable
                           Governmental Authorities in India.

         (j) CANADA  INTERCOMPANY NOTE. Seller shall have contributed the Canada
Intercompany  Note to Canada  Sub as  capital  of Canada  Sub,  such that all of
Canada Sub's obligations under the Canada  Intercompany Note have been fully and forever paid in full and satisfied.

         (k)  INDIA  INTERCOMPANY  PAYABLE.  Seller  shall  have  taken all such actions as are necessary to cause all of India Sub's obligations under the India
Intercompany Payable to have been fully and forever paid in full and satisfied.

         (l) INVESTISSEMENT QUEBEC CONFIRMATION. Purchaser shall have received a letter from INVESTISSEMENT Quebec confirming the matters set forth in the letter attached hereto as EXHIBIT I.

         (m) CONSENT OF CERTAIN CLIENTS.  Eighty percent (80%) of the clients in each of the two  categories  listed on  SCHEDULE  8.1(M)  shall have  either (as indicated on such  SCHEDULE) (i) consented to the  assignment to the  applicable
Purchaser Entity of the contract  between the applicable  Seller Entity and such client,  or (ii) agreed that future  business  between the applicable  Purchaser
Entity and such  client will be governed  by such  Purchaser  Entity's  existing contract with such client.

         (n)  TERMINATION  OR ASSIGNMENT OF OTHER  CANADIAN  LEASES.  Canada Sub
shall have  terminated or assigned all of its rights and  obligations  under the
Other Canadian Leases.

8.2      CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER.

         The  obligations  of Seller  under this  Agreement  to  consummate  the transactions  contemplated  hereby  will be subject to the  satisfaction,  at or

                                      -59-

prior to the Closing, of all the following conditions,  any one or more of which may be waived at the option of Seller (in its sole discretion).

         (a) PERFORMANCE OF COVENANTS. Purchaser and each other Purchaser Entity shall  have  performed,  in  all  material  respects,  all of  their  respective obligations  required to be performed by each of them under this Agreement at or prior to the Closing.

         (b) REPRESENTATIONS AND WARRANTIES.  The representations and warranties of  Purchaser  set  forth in this  Agreement  shall be true and  correct  in all material  respects  (except that those  representations  and warranties that are limited by  materiality  shall be true and  correct in all  respects)  as of the
Closing  Date  as if made  at and as of the  Closing  Date  (except  where  such representations or warranties are made expressly as of a specific date, and then as of such date).

         (c)  CERTIFICATE  FROM  OFFICER  OF  PURCHASER.  Purchaser  shall  have delivered to Seller the Purchaser Compliance Certificate.

         (d) NO LEGAL  OBSTRUCTION.  All required  waiting periods under the HSR
Act and any  similar  act,  foreign  or  domestic,  shall  have  expired or been terminated.  There  shall  not have  been  entered a  preliminary  or  permanent injunction,  temporary  restraining  order or other  judicial or  administrative order or decree in any jurisdiction,  the effect of which prohibits the Closing.
No law,  rule or  regulation  shall  have been  enacted or  promulgated,  and no investigation,  action,  suit  or  proceeding  shall  have  been  threatened  or instituted  against  Seller  or  Purchaser  which,  in  any  such  case,  in the reasonable judgment of Seller, challenges, or might result in a challenge to the consummation of the transactions  contemplated hereby, or which claims, or might give rise to a claim for, damages against Seller as a result of the consummation of such transactions.

         (e)  CONSENTS.  All  consents of any  Governmental  Authority  that are necessary  for  the  consummation  of  the  transactions  contemplated  by  this
Agreement  or for the  assignment  of any of the Assets by Seller and each other
Seller Entity to Purchaser shall have been obtained.  Seller shall have obtained all  Approvals  listed on  SCHEDULE  8.2(E),  each of which shall be in form and substance reasonably acceptable to Purchaser.

         (f)  SHAREHOLDER   APPROVAL.   This  Agreement  and  the   transactions
contemplated  hereby  shall have been  approved  and  adopted  by the  requisite affirmative  vote of the shareholders of Seller in accordance with the NYBCL and the Organizational Documents of Seller.

         (g)  OPINION  OF  COUNSEL.  Seller  shall have  received  an opinion of
Venable LLP, counsel to Purchaser,  covering the matters set forth in EXHIBIT J, addressed to Seller and dated as of the Closing Date.

         (h) PURCHASE  PRICE.  Purchaser  shall have paid the Purchase  Price as provided in Section 3.1.

         (i) SOLVENCY CERTIFICATE.  Purchaser shall have delivered a certificate dated the Closing Date,  substantially in the form attached as EXHIBIT K, signed by the principal  financial  officer of Purchaser,  certifying that Purchaser is
Solvent  on the  Closing  Date  and  after  giving  effect  to the  transactions contemplated hereby (the "SOLVENCY CERTIFICATE").

                                      -60-

         (j) FAIRNESS OPINION NOT WITHDRAWN OR MODIFIED. Any financial advisors'
opinion  received by the Seller Board to the effect that this  Agreement and the transactions  contemplated hereby and the consideration to be received by Seller in  connection  herewith is fair to Seller from a financial  point of view shall not have been withdrawn or materially and adversely modified.

         (k) CORPORATE  DOCUMENTS.  The following  documents or agreements shall have been obtained and delivered to Seller:

                  (i)      the  articles  of  incorporation  of  each  Purchaser
                           Entity, certified as of a recent date by the Maryland
                           State  Department of Assessments  and Taxation or, in
                           the  case  of  AGCC,  the  appropriate   Governmental
                           Authority of the Province of Nova Scotia;

                  (ii)     a certificate of the Secretary or Assistant Secretary
                           of each of the Purchaser  Entities as to  incumbency,
                           the   bylaws  of  such   Purchaser   Entity  and  the
                           resolutions   of  the  board  of  directors  of  such
                           Purchaser   Entity   authorizing  and  approving  the
                           execution, delivery and performance of this Agreement
                           and the consummation of the transactions contemplated
                           hereunder,  each of which shall be attached  thereto;
                           and

                  (iii)    a  certificate  of good  standing for each  Purchaser
                           Entity  from  the  Maryland   State   Department   of
                           Assessments and Taxation or, in the case of AGCC, the
                           appropriate Governmental Authority of the Province of
                           Nova Scotia.

--------------------------------------------------------------------------------
ARTICLE IX.       INDEMNIFICATION
--------------------------------------------------------------------------------

9.1      INDEMNIFICATION BY SELLER.

         From and after the Closing Date,  Seller shall, in accordance with this
Article IX, indemnify,  defend, protect and hold harmless the Purchaser Entities and their  respective  assigns,  successors  and Affiliates  (collectively,  the
"Purchaser  Indemnitees")  from,  against and in respect of all Actions asserted against, and all Damages actually suffered,  sustained, incurred or paid by, any
Purchaser Indemnitee in connection with, resulting from or arising out of:

         (a) the breach of any representation or warranty of Seller set forth in this Agreement, any Transfer Document or the Seller Compliance Certificate;

         (b) the  nonfulfillment of any covenant or agreement on the part of any
Seller Entity set forth in an Acquisition Agreement;

         (c) the Excluded Liabilities;

         (d) the failure by any Person to which Canada Sub has assigned an Other
Canada Lease  pursuant to SECTION 8.1(N) to comply with any term or condition of such Other Canada Lease; and

                                      -61-

         (e) any and all Tax Liabilities resulting from or arising in connection with the (i)  contribution of the Canada  Intercompany  Note pursuant to SECTION
8.1(J);  or (ii)  satisfaction  of the India  Intercompany  Payable  pursuant to
Section 8.1(k).

9.2      INDEMNIFICATION BY PURCHASER.

         From and after the Closing Date,  Purchaser  shall,  in accordance with this ARTICLE IX, indemnify,  defend,  protect and hold harmless Seller,  GBS and
Healthcare  Sub  and  their  respective   assigns,   successors  and  Affiliates
(collectively,  the "SELLER  INDEMNITEES")  from,  against and in respect of all
Actions asserted against, and all Damages actually suffered, sustained, incurred or paid by, any Seller Indemnitee in connection with,  resulting from or arising out of:

         (a) the breach of any representation or warranty of Purchaser set forth
in  this  Agreement,   any  Transfer   Document  or  the  Purchaser   Compliance
Certificate;

         (b) the  nonfulfillment  of any  covenant or  agreement  on the part of
Purchaser set forth in an Acquisition Agreement; and

         (c) the Assumed Liabilities.

9.3       NOTICE OF CLAIMS.

         The Indemnified  Party shall notify the  Indemnifying  Party in writing promptly after  becoming  aware of any Damages which an Indemnified  Party shall have determined has given rise to a claim for indemnification under this ARTICLE
IX. Such  written  notice (a "CLAIM  NOTICE")  shall  include an estimate of the
Damages,  if known,  the method of  computation  thereof and a reference  to the
specific   provisions   of  this   Agreement   in  respect  of  which  it  seeks
indemnification. As soon as practicable after the date of such Claim Notice, the
Indemnified  Party  shall  provide the  Indemnifying  Party or his or her agents access to all books and records in the possession or control of the  Indemnified
Party which the Indemnifying  Party reasonably  determines to be related to such claim. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the  estimated  amount of Damages  described  in such Claim
Notice,  or fails to notify the Indemnified  Party within thirty (30) days after delivery of such Claim Notice whether the Indemnifying  Party disputes the claim or the estimated amount of Damages described in such Claim Notice, the estimated
Damages in the amount specified in the Indemnified  Party's Claim Notice will be conclusively  deemed a Liability of the Indemnifying  Party and the Indemnifying
Party  shall pay the amount of such  Damages to the  Indemnified  Party.  If the
Indemnifying  Party has timely disputed its liability with respect to such claim or the  estimated  amount of Damages,  the dispute  shall be  resolved,  and the amount, if any, of Damages payable by the Indemnifying  Party to the Indemnified
Party shall be determined,  in accordance with SECTION 11.11 below. It is agreed that no delay on the part of any Indemnified Party in notifying the Indemnifying
Party  shall  relieve the  Indemnifying  Party from its  obligations  hereunder, except to the extent said  Indemnifying  Party is  prejudiced by such failure to give  notice.  The  provisions  of this  SECTION 9.3 do not apply to Third Party
Actions.

                                      -62-

9.4      PROCEDURE FOR THIRD PARTY CLAIMS.

         (a)  If  any  third  Person  shall   commence  an  Action  against  any
Indemnified  Party with respect to any matter (a "THIRD PARTY ACTION") which may give  rise to a claim  for  indemnification  under  this  ARTICLE  IX,  then the
Indemnified Party shall notify the Indemnifying  Party in writing promptly after becoming  aware of such Third Party Action  describing in reasonable  detail the
Third Party Action (such notice being  hereinafter  called a "THIRD PARTY ACTION
NOTICE"),  which notice shall include a reference to the specific  provisions of this Agreement in respect of which it seeks  indemnification.  It is agreed that no delay on the part of any  Indemnified  Party in  notifying  the  Indemnifying
Party  shall  relieve the  Indemnifying  Party from its  obligations  hereunder, except to the extent said  Indemnifying  Party is  prejudiced by such failure to give notice. The Indemnifying Party will have thirty (30) days from the delivery of such Third Party Action Notice (the "RESPONSE  PERIOD") to determine  whether or not (i) the  Indemnifying  Party will,  at its sole cost and expense,  defend against such Third Party Action and/or (ii) the Indemnifying  Party is disputing the claim for indemnity hereunder.

         (b) If the  Indemnifying  Party (i) does not respond to the Third Party
Action Notice by 5:00 p.m.,  New York City time, on the last day of the Response
Period,  (ii) responds to the Third Party Action Notice,  but disputes the claim for indemnity  hereunder and elects not to assume the defense, or (iii) responds to the Third Party  Action  Notice and does not dispute the claim for  indemnity but elects not to assume the  defense,  in each case  within the period  allowed after delivery of the Third Party Action  Notice,  the  Indemnified  Party shall have the right to defend  against  any such Third  Party  Action by  appropriate proceedings  or to settle or pay any such Third Party  Action for such an amount as the Indemnified Party shall deem appropriate and the Indemnifying Party shall promptly pay all Damages  resulting  from such Third Party Action in  accordance with subparagraph (e) below; provided that in the case of clause (ii), any right of the Indemnified Party to recover from the Indemnifying  Party shall depend on the  resolution of the dispute as to the right of indemnity in  accordance  with
SECTION 11.11 hereof.

         (c) If the  Indemnifying  Party  affirmatively  disputes  the  right to indemnity, but nevertheless elects to defend against any such Third Party Action or settle or pay any such Third Party Action, any right of the Indemnified Party to recover from the  Indemnifying  Party shall depend on the  resolution  of the dispute as to the right of indemnity in accordance with SECTION 11.11 hereof.

         (d)   Notwithstanding   anything   herein  to  the  contrary,   if  the
Indemnifying Party notifies the Indemnified Party that it will defend against or settle any Third Party Action:

                  (i)      such defense or settlement  shall be at the sole cost
                           and  expense of the  Indemnifying  Party,  except for
                           costs  and  expenses  of  the   Indemnified   Party's
                           counsel,  if any,  pursuant  to  items  (v) and  (vi)
                           below;

                  (ii)     the Indemnifying  Party and its counsel shall conduct
                           such  defense  or  settlement  at all  times  in good
                           faith;

                  (iii)    the Indemnifying  Party and its counsel shall, at the
                           reasonable request of the Indemnified Party,  provide
                           periodic updates to the Indemnified Party in order to

                                      -63-

                           keep the Indemnified Party reasonably  informed as to
                           its conduct of such defense or settlement,  and shall
                           not  compromise  or settle  such Third  Party  Action
                           without the prior written  consent of the Indemnified
                           Party (not to be  unreasonably  withheld  or delayed)
                           unless such settlement or compromise does not subject
                           the Indemnified Party to any monetary liability,  and
                           includes  a  complete,  unconditional  release of the
                           Indemnified  Party from all Liability with respect to
                           such Third Party Action;

                  (iv)     the Indemnified Party shall reasonably cooperate with
                           the Indemnifying Party, including making available to
                           the Indemnifying  Party,  all relevant  witnesses and
                           pertinent  documents and  information and appropriate
                           personnel;

                  (v)      the  Indemnified  Party may  elect to employ  its own
                           counsel and participate in such defense or settlement
                           at the Indemnified Party's sole cost and expense, but
                           the control of such defense and the settlement  shall
                           rest with the Indemnifying Party;

                  (vi)     notwithstanding the Indemnifying  Party's election to
                           defend against or settle the Third Party Action,  the
                           Indemnified  Party may,  upon  written  notice to the
                           Indemnifying  Party,  elect to employ its own counsel
                           (who   shall   be   reasonably   acceptable   to  the
                           Indemnifying  Party)  at  the  Indemnifying   Party's
                           expense (except that the Indemnifying Party shall not
                           be  obligated  to pay  the  fees  of  more  than  one
                           separate counsel for all Indemnified  Parties,  taken
                           together)  if (A) the  Indemnifying  Party  is also a
                           Person  against  whom the Third Party  Action is made
                           and the Indemnified Party has been advised by counsel
                           that (x)  representation  of both parties by the same
                           counsel  would  be  inappropriate   under  applicable
                           standards   of   professional   conduct  or  (y)  the
                           Indemnified  Party  has  available  to it one or more
                           defenses or counterclaims that are inconsistent with,
                           different  from,  or in  addition  to one or  more of
                           those that may be available to the Indemnifying Party
                           with respect to such Third Party  Action;  or (B) the
                           Indemnifying  Party  shall not in fact have  employed
                           counsel  reasonably  satisfactory  to the Indemnified
                           Party for the  defense  or  settlement  of such Third
                           Party Action; PROVIDED,  HOWEVER, that the assumption
                           of control of the  defense or  settlement  of a Third
                           Party  Action by the  Indemnified  Party  pursuant to
                           this item (vi)  shall not  relieve  the  Indemnifying
                           Party of its  obligation  to  indemnify  and hold the
                           Indemnified Party harmless; and

                  (vii)    in no event shall the  Indemnified  Party  consent to
                           the  entry  of  any   judgment   or  enter  into  any
                           settlement  with  respect to such Third Party  Action
                           without the prior written consent of the Indemnifying
                           Party  (which  consent  shall  not  be   unreasonably
                           withheld or delayed).

         (e) Subject to the other  provisions  of this  SECTION 9.4, the Damages resulting from the settlement or the final,  non-appealable adjudication of such

                                      -64-

Third  Party  Action,  or that  portion  thereof  as to  which  the  defense  is unsuccessful, shall promptly be paid by the Indemnifying Party to (x) Purchaser, if any Purchaser  Indemnitee is the  Indemnified  Party,  or (y) Seller,  if any
Seller Indemnitee is the Indemnified Party, if, in either case, the Indemnifying
Party:

                  (i)      does not  respond to a Third Party  Action  Notice by
                           5:00 p.m.,  New York City time on the last day of the
                           Response Period;

                  (ii)     does not elect to  defend  against  any  Third  Party
                           Action for which it does not dispute the  Indemnified
                           Party's right to indemnity;

                  (iii)    does not elect to  defend  against  any  Third  Party
                           Action for which it disputes the Indemnified  Party's
                           right to indemnity,  and such dispute is resolved, in
                           accordance with SECTION 11.11, in a manner  affirming
                           the Indemnified Party's right to indemnity;

                  (iv)     elects to defend  against any Third Party  Action for
                           which it does not  dispute  the  Indemnified  Party's
                           right to indemnity hereunder; or

                  (v)      elects to defend  against any Third Party  Action for
                           which it does dispute the right to indemnity,  to the
                           extent the dispute is resolved,  in  accordance  with
                           SECTION 11.11, in a manner  affirming the Indemnified
                           Party's right to indemnity.

9.5      CLAIMS PERIOD; SURVIVAL.

         (a) The period during which a claim for indemnification may be asserted under this Agreement by an Indemnified  Party (the "CLAIMS  PERIOD") shall begin on the  Closing  Date and shall  terminate  on the date that is nine (9)  months after the date of this Agreement;  PROVIDED,  HOWEVER,  that notwithstanding the foregoing,  the Claims  Period during which a claim for  indemnification  may be asserted  with  respect to SECTIONS  5.2 AND 5.8 shall begin on the Closing Date and shall continue until the final liquidation or dissolution of Seller.

         (b) Notwithstanding  the foregoing,  if, prior to the close of business on the last day of the Claims  Period,  an  Indemnifying  Party  shall have been properly  notified of a claim for  indemnity  hereunder and such claim shall not have been  finally  resolved  or  disposed  of at such date,  such  claim  shall continue to survive and shall remain a basis for indemnity  hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

         (c) All representations and warranties herein shall survive the Closing until the last day of the Claims Period.

         (d) Seller shall maintain assets  reasonably  sufficient to satisfy its reasonably foreseeable indemnification obligations hereunder at all times during the Claims Period.  Seller shall not finally  liquidate or dissolve prior to the end of the Claims Period  unless a liquidating  trust has assumed in writing all of the  obligations  of the Seller  Parties under this  Agreement and Seller has given notice to Purchaser of such event.

                                      -65-

9.6      LIMITS ON INDEMNIFICATION.

         The  Parties'  liability  under  this  ARTICLE  IX shall be  limited as follows:

         (a) THRESHOLD. No Purchaser Indemnitee,  on the one hand, and no Seller
Indemnitee,  on the  other  hand,  shall be  entitled  to  assert  any claim for indemnification pursuant to this Article IX unless and until the total aggregate
cumulative  Damages  incurred  by  all  Purchaser   Indemnitees  or  all  Seller
Indemnitees, as applicable,  exceed One Hundred Thousand Dollars ($100,000) (the
"THRESHOLD"),  in which case such Indemnified Party shall be entitled to recover the full amount of such Damages (including the initial Threshold amount).

         (b) MAXIMUM  LIABILITY.  The aggregate monetary liability of Seller, on one hand, and Purchaser, on the other hand, pursuant to this Article IX shall be limited,  with  respect  to each of them,  to a maximum  amount  of Ten  Million
Dollars ($10,000,000).

9.7      EXCLUSIVE REMEDY.

         Except for fraud,  willful or intentional  misrepresentation or willful or intentional breach of warranty,  covenant or agreement,  the  indemnification provided in this ARTICLE IX shall be the sole and exclusive  post-Closing remedy available to any party  against any other party for any claim arising out of any breach of a  representation,  warranty or  covenant  made in or pursuant to this
Agreement, any Transfer Document or the Seller Compliance Certificate or for any
Excluded Liability or Assumed Liability.

--------------------------------------------------------------------------------
ARTICLE X.        TERMINATION
--------------------------------------------------------------------------------

10.1     TERMINATION.

         This Agreement may be terminated at any time prior to the Closing:

         (a) by mutual written consent of Purchaser and Seller;

         (b) by Purchaser:

                  (i)      if the Seller  Board  withdraws,  or  modifies in any
                           manner   adverse  to  Purchaser,   the  Seller  Board
                           Approval; or

                  (ii)     if there has been a material  breach by Seller of any
                           representation or warranty contained herein or in the
                           due  and  timely   performance  of  any  covenant  or
                           agreement  contained  herein and Purchaser shall have
                           notified  Seller of such  breach in  writing  and the
                           breach has not been cured within twenty (20) Business
                           Days after the notice of the breach; or

                  (iii)    if the Closing  shall not have  occurred on or before
                           March  31,  2007  by  reason  of the  failure  of any
                           condition  precedent  under  SECTION 8.1 (unless such
                           failure was within the control of Purchaser); or

                                      -66-

                  (iv)     if there  shall be in  effect a final  non-appealable
                           court  order  restraining,   enjoining  or  otherwise
                           prohibiting  the  consummation  of  the  transactions
                           contemplated hereby.

         (c) by Seller:

                  (i)      if Seller Board shall have withdrawn or modified in a
                           manner   adverse  to   Purchaser   the   approval  or
                           recommendation  of this Agreement or the transactions
                           contemplated  hereby; and Purchaser  acknowledges and
                           agrees that  concurrently  with such  termination the
                           Seller Entities may enter into a definitive agreement
                           providing   for    implementation   of   a   Superior
                           Alternative  Transaction  in accordance  with SECTION
                           7.3(D); or

                  (ii)     if there has been a material  breach by  Purchaser of
                           any representation or warranty contained herein or in
                           the due and timely  performance  of any  covenant  or
                           agreement  contained  herein  and  Seller  shall have
                           notified  Purchaser of such breach in writing and the
                           breach has not been cured within twenty (20) Business
                           Days after the notice of the breach; or

                  (iii)    if the Closing  shall not have  occurred on or before
                           March  31,  2007  by  reason  of the  failure  of any
                           condition  precedent  under  SECTION 8.2 (unless such
                           failure was within the control of Seller); or

                  (iv)     if there  shall be in  effect a final  non-appealable
                           court  order  restraining,   enjoining  or  otherwise
                           prohibiting  the  consummation  of  the  transactions
                           contemplated hereby; or

                  (v)      if Seller  desires to accept an offer with respect to
                           a Total Company Sale.

10.2     EFFECT OF TERMINATION.

         Subject to SECTION 10.3:  (a) each Party's right of  termination  under
SECTION 10.1 is in addition to any other rights it may have under this Agreement or  otherwise,  and the  exercise  of such right of  termination  will not be an election  of  remedies;  and (b) if this  Agreement  is  terminated  pursuant to
SECTION  10.1,  all  obligations  of  the  Parties  under  this  Agreement  will terminate, PROVIDED, HOWEVER, that, if this Agreement is terminated because of a breach of this Agreement by the  nonterminating  Party or because one or more of the conditions to the terminating  Party's  obligations  under this Agreement is not satisfied as a result of the Party's  failure to comply with its obligations under this Agreement, the terminating Party's right to pursue all legal remedies will survive such termination unimpaired.

10.3     TERMINATION FEE; TERMINATION EXPENSES.

         (a) If this  Agreement is  terminated  pursuant to SECTION  10.1(B)(I),
(C)(I) or (C)(V), Seller shall pay to Purchaser a termination fee of Two Million
Dollars  ($2,000,000)  (the  "TERMINATION  FEE"),  which  includes  all fees and expenses  incurred in  connection  with the  negotiation  and  execution of this
Agreement, by Wire contemporaneously therewith.

                                      -67-

         (b)  Notwithstanding  anything  to  the  contrary  in  this  Agreement,
Purchaser's  right to receive  payment of the  Termination  Fee pursuant to this
SECTION 10.3 shall be the exclusive remedy of Purchaser for the loss suffered as a  result  of  the  failure  of  the  transactions  contemplated  hereby  to  be consummated  in connection  with a termination  pursuant to SECTION  10.1(B)(I),
10.1(C)(I) or 10.1(C)(V),  and upon payment of the Termination Fee in accordance with this SECTION  10.3,  Seller shall have no further  liability or  obligation relating to or arising out of this  Agreement or the  transactions  contemplated hereby.  This  SECTION  10.3(B)  shall only apply to  terminations  pursuant  to
SECTION 10.1(B)(I), 10.1(C)(I) and 10.1(C)(V).

--------------------------------------------------------------------------------
ARTICLE XI.       MISCELLANEOUS
--------------------------------------------------------------------------------

11.1     NOTICES.

         Unless  otherwise  provided  in this  Agreement,  all notices and other communications  required or permitted  hereunder  will be in writing and will be deemed to have been duly given when  delivered in person or when  dispatched  by telegram or electronic  facsimile transfer  (confirmed in writing by mail within
24 hours of such  dispatch),  three Business Days after being sent by registered or certified  mail,  return  receipt  requested or one Business Day after having been  dispatched by a nationally  recognized  overnight  carrier  service to the appropriate Party at the address specified below:

IF TO SELLER, GBS OR HEALTHCARE SUB:  Computer Horizons Corp.
                                      49 Old Bloomfield Avenue
                                      Mountain Lakes, New Jersey 07046
                                      Attn:  President
                                      Facsimile:  (973)-402-7988

                     WITH A COPY TO:  Olshan Grundman Frome Rosenzweig
                                      & Wolosky LLP
                                      Park Avenue Tower
                                      65 East 55th Street
                                      New York, New York 10022
                                      Attn:  Steven Wolosky, Esq.
                                      Facsimile:  (212) 451-2222

       IF TO THE PURCHASER OR TEFIS:  TEKsystems, Inc.
                                      7437 Race Road
                                      Hanover, Maryland  21076
                                      Attn:  Keith Bozeman, President
                                      Facsimile:  (410) 540-7802

                                      (with a copy to Sponsor)

              IF TO SPONSOR OR AGCC:  Allegis Group, Inc.
                                      7301 Parkway Drive
                                      Hanover, Maryland 21076
                                      Attn:  Randall D. Sones, Esq.,
                                             General Counsel
                                      Facsimile:  (410) 579-3136

                                      -68-

WITH COPIES OF NOTICES TO PURCHASER,  Venable LLP
          SPONSOR, TEFIS OR AGCC TO:  1800 Mercantile Bank & Trust Building
                                      Two Hopkins Plaza
                                      Baltimore, Maryland 21201
                                      Attn:  Michael J. Baader, Esq.
                                      Facsimile:  (410) 244-7742

or to such other  address or  addresses  as any such Party may from time to time designate as to itself by like notice.

11.2     EXPENSES.

         Except as otherwise  expressly  provided herein (i) Seller will pay any expenses  incurred by the Seller  Entities with respect to the  preparation  and negotiation of this  Agreement and in preparing to consummate  and  consummating the  transactions  provided for herein and (ii)  Purchaser will pay any expenses incurred  by  the  Purchaser  Entities  with  respect  to  the  preparation  and negotiation of this  Agreement and in preparing to consummate  and  consummating the  transactions  provided  for  herein.  Purchaser  and Seller  shall each pay one-half of the filing fee in connection with the filing by Purchaser and Seller under the HSR Act.

11.3     SUCCESSORS AND ASSIGNS; GUARANTEE OF AFFILIATE OBLIGATIONS.

         (a) This Agreement will be binding upon and inure to the benefit of the
Parties and their respective  successors and permitted assigns,  but will not be assignable or delegable by any Party  without the prior  written  consent of the other  Party,  except  that  Purchaser  may  assign  its  rights,  but  not  its obligations,  under this  Agreement,  in whole or in part, to any  Subsidiary of
Purchaser. Nothing in this Agreement is intended to limit Purchaser's ability to assign or to transfer any of the Assets following the Closing Date.

         (b) Seller and Purchaser each  unconditionally  guarantees the full and timely  performance by their  respective  Affiliates of all  obligations of such entities under this Agreement and any other Acquisition  Agreement and agrees to cause  their  respective  Affiliates  to take all  action  contemplated  by this
Agreement.

11.4     WAIVER.

         Purchaser and Seller,  by written  notice to the other,  may (a) extend the time for performance of any of the obligations or other actions of the other under this  Agreement,  (b) waive any  inaccuracies  in the  representations  or warranties of the other contained in this Agreement,  (c) waive  compliance with any of the  conditions or covenants of the other  contained in this Agreement or
(d) waive or modify  performance  of any of the  obligations  of the other under this Agreement;  PROVIDED, HOWEVER, that no Party may, without the prior written consent of such other Party,  make or grant such  extension  of time,  waiver of inaccuracies or compliance or waiver or modification of performance with respect to its own  obligations,  representations,  warranties,  conditions or covenants hereunder.  Except as provided in the immediately  preceding sentence, no action

                                      -69-

taken  pursuant  to this  Agreement  will be  deemed to  constitute  a waiver of
compliance  with  any  representations,   warranties,  covenants  or  agreements
contained in this  Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

11.5     ENTIRE AGREEMENT.

         Subject to SECTION 7.5, this Agreement  (together with the Exhibits and
Schedules  hereto)  constitutes  the entire  agreement  by and among  Seller and
Purchaser and their Affiliates relating to the matters  contemplated hereby, and supersedes all other  agreements and  understandings,  whether  written or oral, that may have been  made or  entered  into by  Purchaser  or  Seller  (or by any
Representative thereof) relating to the matters contemplated hereby.

11.6     AMENDMENTS, SUPPLEMENTS, ETC.

         This Agreement may not be amended,  supplemented or waived orally,  but only by an instrument in writing signed by each of the Parties hereto.

11.7     RIGHTS OF THE PARTIES.

         Nothing  expressed or implied in this  Agreement is intended or will be construed  to confer  upon or give any Person or entity  other than the  Parties
(and their  respective  Affiliates  any rights or remedies under or by reason of this Agreement or any  transaction  contemplated  hereby.  Without  limiting the generality  of the  foregoing,  the  assumption  of the Assumed  Liabilities  by
Purchaser  pursuant  to the  terms of this  Agreement  shall be  solely  for the benefit of Seller,  and all claims,  demands and rights of any nature whatsoever arising  under this  Agreement  as a result of the  assumption  of such  Assumed
Liabilities, shall be enforced solely by Seller and its permitted successors and assigns and shall not inure to the benefit of any other Person.

11.8     FURTHER ASSURANCES.

         (a) After the Closing,  Seller will,  from time to time, at Purchaser's request and subject to SECTIONS 2.5 and 8.1(B), execute and deliver to Purchaser such other  instruments of conveyance and transfer and take such other action as
Purchaser may reasonably  request so as to effectuate the Transfer of the Assets to Purchaser.

         (b) After the Closing,  Purchaser  will from time to time,  at Seller's request,  execute and deliver to Seller such other  instruments of assumption or transfer  and take such other action as Seller may  reasonably  request so as to effectuate  the  assumption  by  Purchaser  of the  Assumed  Liabilities  and to
Transfer to Seller any Excluded Assets.

11.9     BULK SALES.

         To the extent applicable,  if at all, the Parties waive compliance with the provisions of the so called bulk sales or transfer laws of any  jurisdiction in connection with the Transfer of the Assets pursuant to this Agreement.

                                      -70-

11.10    PASSAGE OF TITLE AND RISK OF LOSS.

         Legal  title,  equitable  title  and risk of loss with  respect  to the
Assets  will not pass to  Purchaser  until the  Assets  are  Transferred  at the
Closing, which Transfer, once it has occurred, will be deemed effective for Tax, accounting  and other  computational  purposes  as of 11:59 p.m.  (New York City time) on the Closing Date.

11.11    APPLICABLE LAW; DISPUTE RESOLUTION; JURY TRIAL WAIVER.

         (a) This  Agreement  shall be governed by and construed and enforced in accordance  with the laws of the State of Maryland  without regard to principles of conflicts of laws.

         (b)  Each of the  parties  hereto  hereby  irrevocably  submits  to the exclusive  jurisdiction of any Maryland state or federal court regarding any and all disputes between the parties hereto,  whether in law or equity,  arising out of or relating to this Agreement and the  agreements,  instruments and documents contemplated  hereby  and the  parties  consent  to and  agree to  submit to the jurisdiction of such courts. Each of the parties hereby waives and agrees not to assert in any such dispute,  to the fullest extent  permitted by applicable Law, any claim that (i) such Party is not personally  subject to the  jurisdiction of such courts,  (ii) such Party and such Party's property is immune from any legal process  issued by such  courts,  or (iii) any  litigation  or other  proceeding commenced in such courts is brought in an inconvenient forum.

         (c) EACH OF THE PARTIES TO THIS AGREEMENT  HEREBY  IRREVOCABLY  WAIVES,
AND AGREES TO CAUSE ITS AFFILIATES TO WAIVE, ALL RIGHT TO A TRIAL BY JURY IN ANY
ACTION,  PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT
OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11.12    EXECUTION IN COUNTERPARTS.

         This  Agreement  may be executed in two or more  counterparts,  each of which shall be deemed an original,  but all of which together  shall  constitute one and the same agreement.

11.13    TITLES AND HEADINGS.

         Titles and headings to sections  herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

11.14    OBLIGATION OF SPONSOR.

         Sponsor hereby  guarantees the due and punctual payment and performance when due of each of the  obligations  of  Purchaser,  AGCC and TEFIS  under this
Agreement and the other Acquisition Agreements.

             THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.
                      SIGNATURES FOLLOW ON THE NEXT PAGE.

                                      -71-

                   SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT

         IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  this Asset purchase agreement as of the date first written above.

TEKSYSTEMS, INC.                             COMPUTER HORIZONS CORP.
("PURCHASER")                                ("SELLER")

By:     /s/ Paul J. Bowie                    By:      /s/ Dennis J. Conroy
       ----------------------------                 ----------------------------
Name:   Paul J. Bowie                        Name:    Dennis J. Conroy
       ----------------------------                 ----------------------------
Title:  Vice President - Finance             Title:   President & CEO
       ----------------------------                 ----------------------------

TEKSYSTEMS EF&I SOLUTIONS, LLC                               GBS HOLDINGS PRIVATE LIMITED
("TEFIS")                                                    ("GBS")

By:     /s/ Paul J. Bowie                    By:     /s/ Brian Delle Donne
       ----------------------------                 ----------------------------
Name:   Paul J. Bowie                        Name:   Brian Delle Donne
       ----------------------------                 ----------------------------
Title:  Manager                              Title:  Director C.O.O. CHC
       ----------------------------                 ----------------------------

ALLEGIS GROUP CANADA CORPORATION                             CHC HEALTHCARE SOLUTIONS, LLC
("AGCC")                                                     ("HEALTHCARE SUB")

By:     /s/ David J. Standevien              By:      /s/ Dennis J. Conroy
       ----------------------------                 ----------------------------
Name:   David J. Standevien                  Name:    Dennis J. Conroy
       ----------------------------                 ----------------------------
Title:  Vice President - Finance             Title:   President & CEO
       ----------------------------                 ----------------------------

ALLEGIS GROUP, INC.
("SPONSOR")

By:     /s/ David J. Standevien
       ----------------------------
Name:   David J. Standevien
       ----------------------------
Title:  Executive Vice President
       ----------------------------

                   SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT